UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Oragenics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

4902 Eisenhower Blvd., Suite 125

Tampa, Florida 33634

October 30, 2023

To the Shareholders of Oragenics, Inc.:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Oragenics, Inc. (the “Company”), which will be held on December 14, 2023, beginning at 9:00 a.m. Eastern Time at the offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602 for the following purposes:

1.	To elect seven (7) Directors of the Company to serve until the next Annual Meeting of Shareholders (“Proposal 1”);
2.	To conduct a non-binding advisory vote on executive compensation (the “Executive Compensation Proposal” or “Proposal 2”);
3.	To approve the adoption of an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our Common Stock from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock (the “Increase in Authorized Common Stock Proposal” or “Proposal 3”);
4.	To approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock and Series E Mirroring Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient (the “Adjournment Proposal” or “Proposal 4”).
5.	To approve, in accordance with NYSE American Company Guide Section 712(b), the issuance of the Common Stock upon conversion of the Company’s Series F Convertible Preferred Stock, par value $0.0001 per share, which shares of Series F Convertible Preferred Stock are issuable upon the closing of the Asset Purchase Agreement between the Company and Odyssey Health, Inc. f/k/a Odyssey Group International, Inc., a Nevada corporation (“Odyssey”) dated October 4, 2023(the “Preferred Conversion Proposal” or “Proposal 5”);
6.	To approve an amendment to the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Equity Incentive Plan”), to increase the number of common shares available for issuance under the 2021 Equity Incentive Plan from 166,667 shares of Common Stock to 1,666,667 shares of Common Stock (the “Incentive Plan Increase Proposal” or “Proposal 6”);
7.	To ratify the selection of Cherry Bekaert LLP as the Company’s independent auditors for the year ending December 31, 2023 “Proposal 7”); and
8.	To transact such other business as may properly come before the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS (1) A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, (2) A VOTE FOR THE APPROVAL EXECUTIVE COMPENSATION PROPOSAL, (3) A VOTE FOR THE APPROVAL OF THE INCREASE IN AUTHORIZED COMMON STOCK PROPOSAL, (4) IF THE NUMBER OF SHARES OF COMMON STOCK AND SERIES E MIRRORING PREFERRED STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND VOTING “FOR” THE ADOPTION OF PROPOSAL 3 ARE INSUFFICIENT, A VOTE FOR THE APPROVAL OF THE ADJOURNMENT PROPOSAL, (5) A VOTE FOR THE APPROVAL OF THE PREFERRED CONVERSION PROPOSAL, (6) A VOTE FOR AN AMENDMENT TO THE COMPANY’S 2021 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN, AND (7) A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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The Board has fixed the close of business on October 19, 2023 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely,

/s/ Kimberly Murphy
Kimberly Murphy
Chief Executive Officer and President

Enclosures

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE ON THE INTERNET AT HTTPS://WWW.CSTPROXY.COM/ORAGENICS/2023 OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

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ORAGENICS, INC.

4902 Eisenhower Blvd., Suite 125

Tampa, Florida 33634

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 14, 2023

Notice is hereby given to the shareholders of Oragenics, Inc., a Florida Corporation (the “Company”), of the 2022 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) and all adjournments and postponements thereof. The Annual Meeting will be held at the offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602 on December 14, 2023, at 9:00 a.m. Eastern Time, for the following purposes:

1.	To elect seven (7) Directors of the Company to serve until the next Annual Meeting of Shareholders (“Proposal 1”);
2.	To conduct a non-binding advisory vote on executive compensation (the “Executive Compensation Proposal” or “Proposal 2”);
3.	To approve the adoption of an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our Common Stock from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock (the “Increase in Authorized Common Stock Proposal” or “Proposal 3”);
4.	To approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock and Series E Mirroring Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient (the “Adjournment Proposal” or “Proposal 4”).
5.	To approve, in accordance with NYSE American Company Guide Section 712(b), the issuance of the Common Stock upon conversion of the Company’s Series F Convertible Preferred Stock, par value $0.0001 per share, which shares of Series F Convertible Preferred Stock are issuable upon the closing of the Asset Purchase Agreement between the Company and Odyssey Health, Inc. f/k/a Odyssey Group International, Inc., a Nevada corporation (“Odyssey”) dated October 4, 2023(the “Preferred Conversion Proposal” or “Proposal 5”);
6.	To approve an amendment to the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Equity Incentive Plan”), to increase the number of common shares available for issuance under the 2021 Equity Incentive Plan from 166,667 shares of Common Stock to 1,666,667 shares of Common Stock (the “Incentive Plan Increase Proposal” or “Proposal 6”);
7.	To ratify the selection of Cherry Bekaert LLP as the Company’s independent auditors for the year ending December 31, 2023 “Proposal 7”); and
8.	To transact such other business as may properly come before the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees and a vote “FOR” the approval of each of the Executive Compensation Proposal, the Increase in Authorized Common Stock Proposal, the Adjournment Proposal (but only if the number of shares present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient), the Preferred Conversion Proposal, the Incentive Plan Increase Proposal and the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

These items of business are more fully described in the Proxy Statement accompanying this Notice. All shareholders are cordially invited to attend the Annual Meeting.

The record date for the Annual Meeting is October 19, 2023. Only those shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a Proxy issued in your name from that record holder. To assure your representation at the Annual Meeting, please vote your Proxy by completing, dating, signing and returning the enclosed Proxy. Even if you have previously submitted your Proxy, you may choose to vote in person at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your Proxy in order to ensure your representation at the Annual Meeting.

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You may access the materials for the Annual Meeting by visiting the website: https://www.cstproxy.com/oragenics/2023.

A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Annual Meeting and for a period of ten days prior thereto at the executive offices of the Company in Tampa, Florida during ordinary business hours for any purpose germane to the Annual Meeting.

This Notice is not a form for voting and presents only an overview of the more complete Proxy materials, which contain important information and are available on the Internet at the above address or by mail upon request. Shareholders are encouraged to access and review carefully the information contained in the enclosed Proxy Statement prior to voting.

This Notice and the attached Proxy Statement are first being disseminated to shareholders on or about October 30, 2023.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Janet Huffman
Tampa, Florida	JANET HUFFMAN
October 30, 2023	Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on December 14, 2023: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended December 31, 2022, is available at: https://www.cstproxy.com/oragenics/2023.

As permitted by the rules of the US Securities and Exchange Commission (“SEC”) and the Canadian securities regulators, the Company is providing meeting related materials to Shareholders over the internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.

Additionally, shareholders may request a paper or email copy of the Proxy Materials, interim financial statements or directions to the Annual Meeting location at no charge. To do so, the shareholder should call 1 (813) 286-7900 or submit the request by writing to Oragenics, Inc. at 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634, or info@oragenics.com, Attention: Corporate Secretary, by November 30, 2023 to facilitate timely delivery. Shareholders may also request a paper or email copy of the Proxy Materials at https://www.cstproxy.com/oragenics/2023.

Unless such request is made, shareholders will not otherwise receive a paper or email copy of the Proxy Materials.

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING	1

PROPOSAL 1 ELECTION OF DIRECTORS	9

PROPOSAL 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION	13

PROPOSAL 3 TO APPROVE THE ADOPTION OF AN AMENDMENT TO COMPANY’S ARTICLES OF INCORPORATION INCREASE AUTHORIZED SHARES	14

PROPOSAL 4 TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THE NUMBER OF SHARES OF COMMON STOCK AND SERIES E MIRRORING PREFERRED STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND VOTING “FOR” THE ADOPTION OF PROPOSAL 3 ARE INSUFFICIENT	19

PROPOSAL 5 TO APPROVE THE ISSUANCE OF THE COMMON STOCK UPON CONVERSION OF THE COMPANY’S SERIES F PREFERRED STOCK	20

PROPOSAL 6 TO APPROVE AN AMENDMENT TO THE COMPANY’S 2021 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF COMMON SHARES AVAILABLE FOR ISSUANCE THEREUNDER	24

PROPOSAL 7 RATIFICATION OF THE SELECTION OF CHERRY BEKAERT LLP AS THE COMPANY’S INDEPENDENT AUDITORS	36

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	38

CORPORATE GOVERNANCE	39

EXECUTIVE COMPENSATION	45

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS	59

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	60

DELINQUENT SECTION 16(a) REPORTS	61

HOUSEHOLDING OF PROXY MATERIALS	62

OTHER MATTERS	63

APPENDIX A FORM OF AMENDMENT TO ARTICLES OF INCORPORATION	A-1

APPENDIX B FORM OF CERTIFICATE OF DESIGNATION FOR SERIES F CONVERTIBLE PREFERRED STOCK	B-1

APPENDIX C 2021 EQUITY INCENTIVE PLAN	C-1

APPENDIX D FORM OF AMENDMENT TO 2021 EQUITY INCENTIVE PLAN	D-1

APPENDIX E PROXY CARD	E-1

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ORAGENICS, INC.

PROXY STATEMENT

FOR HOLDERS OF COMMON STOCK

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 14, 2023

This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2022 (the “Annual Report” and, together with the Proxy Statement, the “Proxy Materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Oragenics, Inc. (the “Company,” “we,” “us,” or “our”), in connection with our 2022 annual meeting of shareholders (the “Annual Meeting”). The Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about October 30, 2023.

Note Regarding Reverse Stock Split

Effective January 20, 2023, we filed an amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Florida to effect a reverse split of our authorized and unissued shares of common stock and our issued and outstanding shares of common stock at a ratio of one for sixty. All share and per share amounts reflected in this proxy statement have been adjusted to reflect the reverse stock split.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these Proxy Materials because the Board is soliciting your Proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed Proxy card, or follow the instructions below to submit your Proxy over the telephone or through the internet.

This Proxy Statement and the accompanying Proxy are first available to shareholders of the Company on or about October 30, 2023.

How do I attend the Annual Meeting?

The Annual Meeting will be held at 9:00 a.m. Eastern Time at the offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602 on December 14, 2023. You may attend the Annual Meeting in person.

Who can vote at the Annual Meeting?

Only shareholders of the Company holding shares of Common Stock and Series E Mirroring Preferred Stock of record at the close of business on October 19, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 2,539,385 shares of common stock issued and outstanding (“Common Stock”) and 404,728 shares of Series E Mirroring Preferred Stock issued and outstanding. Notwithstanding the Record Date specified above, the Company’s stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

Each share of Common Stock is entitled to one vote for each share of Common Stock held.

Holders of the Series E Mirroring Preferred Stock are not entitled to vote at the Annual Meeting other than on Proposal 3 (the Authorized Common Stock Proposal) and Proposal 4 (the Adjournment Proposal). Holders of Series E Mirroring Preferred Stock are entitled to 2,500 votes per each share of Series E Mirroring Preferred Stock solely and exclusively with respect to the Increase in Authorized Common Stock Proposal and the Adjournment Proposal, voting together with the Common Stock as a single class. Each holder of Series E Mirroring Preferred Stock has agreed to vote, and cause its affiliates to vote, the shares of Series E Mirroring Preferred Stock on the Increase in Authorized Common Stock Proposal or the Adjournment Proposal and has agreed that such shares of Series E Mirroring Preferred Stock, shall, to the extent voted in favor of the proposals, be automatically and without further action of such holders be voted in the same proportions as shares of Common Stock (excluding any shares of Common Stock that are not voted) are voted on the Increase in Authorized Common Stock Proposal and the Adjournment Proposal.

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In addition, on the Record Date we had the following shares of Preferred Stock outstanding:

●	5,417,000 shares of Series A Non-Voting, Convertible Preferred Stock, convertible into approximately 9,028 shares of Common Stock; and
●	4,050,000 shares of Series B Non-Voting, Convertible Preferred Stock convertible into approximately 13,500 shares of Common Stock.

The Series A Non-Voting, Convertible Preferred Stock and Series B Non-Voting, Convertible Preferred Stock are not entitled to vote at the Annual Meeting.

Shareholder of Record: Shares Registered in Your Name

If on October 19, 2023 your shares of Common Stock or Series E Mirroring Preferred Stock were registered directly in your name with the Company’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person during the Annual Meeting or vote by Proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed Proxy card or vote by Proxy over the telephone or internet as instructed below to ensure your vote is counted. If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or Proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on October 19, 2023 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these Proxy Materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. However, since you are not the shareholder of record, you may not vote your shares during the Annual Meeting unless you request and obtain a legal proxy from your broker, bank or other agent. During the registration process, you will be asked to upload or email the legal proxy provided to you by your broker, bank or other agent. You are also invited to attend the Annual Meeting so long as you demonstrate proof of stock ownership. Instructions on how to demonstrate proof of stock ownership are posted at https://www.cstproxy.com/oragenics/2023. On the day of the Annual Meeting, if you are a beneficial holder, you may vote during the Annual Meeting only if you provide a copy of your legal proxy to https://www.cstproxy.com/oragenics/2023 as instructed below.

What am I voting on?

There are seven matters scheduled for a vote:

1.	To elect seven (7) Directors of the Company to serve until the next Annual Meeting of Shareholders (“Proposal 1”);
2.	To conduct a non-binding advisory vote on executive compensation (the “Executive Compensation Proposal” or “Proposal 2”);
3.	To approve the adoption of an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our Common Stock from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock (the “Increase in Authorized Common Stock Proposal” or “Proposal 3”);
4.	To approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock and Series E Mirroring Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient (the “Adjournment Proposal” or “Proposal 4”);
5.	To approve, in accordance with NYSE American Company Guide Section 712(b), the issuance of the Common Stock upon conversion of the Company’s Series F Convertible Preferred Stock, par value $0.0001 per share, which shares of Series F Convertible Preferred Stock are issuable upon the closing of the Asset Purchase Agreement between the Company and Odyssey Health, Inc. f/k/a Odyssey Group International, Inc., a Nevada corporation (“Odyssey”) dated October 4, 2023(the “Preferred Conversion Proposal” or “Proposal 5”);
6.	To approve an amendment to the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Equity Incentive Plan”), to increase the number of common shares available for issuance under the 2021 Equity Incentive Plan from 166,667 shares of Common Stock to 1,166,667 shares of Common Stock (the “Incentive Plan Increase Proposal” or “Proposal 6”);

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7.	To ratify the selection of Cherry Bekaert LLP as the Company’s independent auditors for the year ending December 31, 2023 “Proposal 7”); and
8.	To transact such other business as may properly come before the Annual Meeting.

How does the Board recommend I vote?

The Board unanimously recommends that you vote your shares:

●	“FOR” the nominees listed in Proposal 1;

●	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement (Proposal 2);

●	“FOR” the approval of the Increase in Authorized Common Stock Proposal (Proposal 3);

●	“FOR” the approval of the Adjournment Proposal (Proposal 4), if the number of shares of Common Stock and Series E Mirroring Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient;

●	“FOR” the approval of the Preferred Conversion Proposal (Proposal 5);

●	“FOR” the approval of the adoption of Incentive Plan Increase Proposal (Proposal 6); and

●	“FOR” the ratification the selection of Cherry Bekaert LLP as the Company’s independent auditors for the year ending December 31, 2023 (Proposal 7).

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. To the extent permitted by the Securities and Exchange Commission (the “SEC”), the persons named as proxies on the Proxy cards will have discretionary authority to vote in their judgment on any proposals properly presented by shareholders for consideration at the Annual Meeting that were not submitted to the Company within a reasonable time prior to the mailing of these Proxy Materials.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the shareholder of record, and the Proxy Materials and Annual Report have been sent directly to you. As a shareholder of record, you may vote during the Annual Meeting, vote by Proxy using the enclosed Proxy card, vote by Proxy over the telephone or vote by Proxy through the internet. You may instruct the Proxy holders how to vote your shares through the internet or by completing, signing, dating and returning the Proxy card in the postage pre-paid envelope provided.

By Internet: To vote through the internet, go to https://www.cstproxy.com/oragenics/2023 to complete an electronic Proxy card. Please have your enclosed Proxy card available when you access the voting website and follow the prompts to vote your shares. Your internet vote must be received by 11:59 p.m. Eastern Time on December 13, 2023 to be counted.

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By Mail: To vote using the Proxy card, simply complete, sign and date the enclosed Proxy card and return it promptly in the envelope provided. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted. If you sign and return a Proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board.

By Telephone: You may also vote by Proxy via telephone by calling Continental Stock Transfer & Trust Company at 1-(866)894-0536. You will be asked to provide the virtual control number from your Notice of Internet Availability of Proxy Materials or Proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on December 13, 2023 to be counted.

During the Annual Meeting: If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted, will be superseded by the vote that you cast at the Annual Meeting. If you plan to attend the Annual Meeting, please bring proof of identification for entrance to the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Many Company shareholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Annual Meeting Proxy Materials have been forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the shareholder of record. As a beneficial owner, you have the right to direct your broker, trustee or other nominee on how to vote your shares, and you will receive instructions from them that you must follow in order to have your shares voted. The instructions from your broker, bank or other nominee will indicate if Internet and telephone voting are available, and if they are available, will provide details regarding Internet and telephone voting.

Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Internet Proxy voting has been provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your Proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, each share of Common Stock is entitled to one vote for each share of Common Stock held by you as of October 19, 2023. The Series A Non-Voting, Convertible Preferred Stock and Series B Non-Voting, Convertible Preferred Stock are not entitled to vote at the Annual Meeting. Holders of the Series E Mirroring Preferred Stock are not entitled to vote at the Annual Meeting other than on Proposal 3 (the Authorized Common Stock Proposal) and Proposal 4 (the Adjournment Proposal). Holders of Series E Mirroring Preferred Stock are entitled to 2,500 votes per each share of Series E Mirroring Preferred Stock solely and exclusively with respect to the Increase in Authorized Common Stock Proposal and the Adjournment Proposal, voting together with the Common Stock as a single class. Each holder of Series E Mirroring Preferred Stock has agreed to vote, and cause its affiliates to vote, the shares of Series E Mirroring Preferred Stock on the Increase in Authorized Common Stock Proposal or the Adjourn Proposal and has agreed that such shares of Series E Mirroring Preferred Stock, shall, to the extent voted in favor of the proposals, be automatically and without further action of such holders be voted in the same proportions as shares of Common Stock (excluding any shares of Common Stock that are not voted) are voted on the Increase in Authorized Common Stock Proposal and the Adjournment Proposal.

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If I am a shareholder of record and I do not vote, or if I return a Proxy card or otherwise vote without giving specific voting instructions, what happens?

If you submit a Proxy and do not make voting selections, the shares represented by that Proxy will be voted as recommended by the Board.

Shareholders of record — If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

Beneficial owners — If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal 1), the non-binding advisory vote on executive compensation (Proposal 2), the Preferred Conversion Proposal (Proposal 5), and Incentive Plan Increase Proposal (Proposal 6) since those are considered non-routine proposals under applicable NYSE American LLC (“NYSE American”) rules. Under the rules, if you do not instruct your broker, bank or other nominee in a timely fashion how to vote your shares (so-called “broker non-votes”) the broker or nominee can vote your shares as it sees fit only on matters that are determined to be routine, and not on any other proposal. Both the proposal for the adoption of an amendment to increase the number of authorized shares of Common Stock (Proposal 3) and the proposal for the ratification of the auditors (Proposal 7) are considered to be routine proposals under NYSE American rules and your nominee can vote on such proposals even if it does not receive voting instructions from you. However, your nominee cannot vote on Proposal 1, Proposal 2, Proposal 5 or Proposal 6 without your voting instructions. Please be sure to give specific voting instructions so that your vote can be counted.

Who is paying for this Proxy solicitation?

We will bear the entire cost of Proxy solicitation, including preparation, assembly, printing and mailing of the Notice. As described in the Notice, we will also bear the entire cost of preparation, assembly, printing and mailing Proxy Materials, and any additional materials furnished to shareholders by request only. Copies of Proxy Materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. We have retained Alliance Advisors to assist in the solicitation of votes by mail, facsimile or email from brokerage firms, banks, broker-dealers or other similar organizations for the Annual Meeting for a fee of $12,500.00, plus additional fees based on the amount and types of services rendered and reimbursement of reasonable expenses. If you have any questions or need assistance in voting your Proxy, please contact Alliance Advisors at the number or email address listed below:

Alliance Advisors, 200 Broadacres Drive, 3rd Fl., Bloomfield, NJ 07003

Telephone: Toll Free: 1-855-723-7816 and Outside North America: 1-973-873-7700

Email: OGEN@allianceadvisorsllc.com

Solicitation of proxies by mail may also be supplemented by one or more of telephone, email, telegram, facsimile, or personal solicitation by our Directors, officers, or regular employees. No additional compensation will be paid for such services.

What does it mean if I receive more than one set of Proxy Materials?

If you receive more than one set of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Proxy cards in the Proxy Materials to ensure that all of your shares are voted.

Can I change my vote after submitting my Proxy?

Subject to any rules your broker, trustee or nominee may have, you may change your Proxy instructions at any time before your Proxy is voted at the Annual Meeting.

Shareholders of record — If you are a shareholder of record, you may change your vote (1) by delivering to us (Attention: Corporate Secretary, 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634), prior to your shares being voted at the Annual Meeting, a later dated written notice of revocation or a duly executed Proxy card, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a Proxy). A shareholder of record that has voted on the Internet or by telephone may also change his, her or its vote by subsequently making a timely and valid later Internet or telephone vote.

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Beneficial owners — If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or nominee, or (2) if you have obtained a legal Proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

When are shareholder proposals due for next year’s annual meeting of shareholders?

Requirements for shareholder proposals to be considered for inclusion in Oragenics’ Proxy Materials. Shareholders interested in submitting a proper proposal for inclusion in the Proxy Materials for our next annual meeting may do so by submitting such PROPOSAL in writing to our offices located at 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634, Attn: Corporate Secretary. To be eligible for inclusion, shareholder proposals must be received by us not less than 120 days before the one year anniversary on which the Company first mailed its Proxy Statement to shareholders in connection with the previous year’s annual meeting of shareholders, which will be July 2, 2024 for the next annual meeting, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided, however, that in the event that the date of the annual meeting has been changed more than 30 days from the one year anniversary of the date of the previous year’s meeting, then the deadline for receipt of notice by the shareholder is within a reasonable time before the Company begins to distribute its Proxy Materials in order to be eligible for inclusion in the Company’s Proxy Statement and Proxy relating to that meeting.

Requirements for shareholder business or nominations to be brought before Oragenics’ annual meetings. Our bylaws do not establish an advance notice procedure for shareholders who wish to present certain matters, including nominations of persons for election to the Board and shareholder proposals not included in our Proxy Statement, to be brought before an annual meeting of shareholders. Shareholder proposals, including the nomination of a person for election to the Board, brought before the Annual Meeting should consider including, among other things: information as follows: (i) a description of the business desired to be brought before the Annual Meeting and the reasons for conducting the business at the Annual Meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder submitting the proposal, (iii) the number of shares that are beneficially owned by such shareholder, (iv) the dates on which the shareholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the shareholder in the proposal, (vii) a statement in support of the proposal, and (viii) any other information that may be required by applicable rules and regulations of the SEC.

Shareholders may also submit a recommendation (as opposed to a formal nomination) for a candidate for membership on our Board by following the procedures set forth in “Corporate Governance —Meetings of the Board of Directors — Shareholder Recommendation of Nominees.”

How are votes counted?

Votes will be counted by an inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.

With respect to the election of Directors, shareholders may (i) vote “For” each of the nominees, (ii) withhold authority for each of such nominees, or (iii) withhold authority for specific nominees but vote “For” the other nominees. Votes that are withheld or a broker non-vote will have no effect on the outcome of the election of Directors.

With regard to all proposals other than Proposal 1 (the election of directors), abstentions will be counted towards the vote total and will have the same effect as “Against” votes.

Broker non-votes on Proposal 2 (the Executive Compensation Proposal), Proposal 4 (the Adjournment Proposal), Proposal 5 (the Preferred Conversion Proposal) and Proposal 6 (the Incentive Plan Increase Proposal) will have no effect on the outcome of such proposals, as these are not routine matters and, accordingly, a broker or other nominee is not empowered to vote in the absence of voting instructions from the beneficial owner. Proposal 3 (the Increase in Authorized Common Stock Proposal) and Proposal 7 (the ratification of accountants) are routine proposals on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from these proposals, but if you do not provide voting instructions and your broker or nominee fails to vote your shares, this will have the same effect as a vote “Against” the proposal. A broker non-vote is when a brokerage firm or bank holding shares of record for their customers in street name does not receive specific instructions from their customers, as the beneficial owners, and the brokerage firm or bank advises that it lacks discretionary voting authority on a particular proposal and has not received instructions from the beneficial owner.

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How many votes are needed to approve each proposal?

Proposal 1, the election of seven Directors by the holders of Common Stock, requires a plurality of the votes cast by the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting. As such, because the Directors are elected by a plurality of the votes cast by the shares represented and entitled to vote and are running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the shareholder vote. Votes that are withheld or a broker non-vote will have no effect on the outcome of the election of Directors.

Proposal 3 (the Increase in Authorized Common Stock Proposal) requires affirmative vote of a majority of the shares represented in person or by Proxy and entitled to vote on Proposal 3 at a meeting at which a quorum exists consisting of at least a majority of the shares entitled to be cast on such proposal.

All other proposals (Proposal 2 (the non-binding advisory vote on executive compensation), Proposal 4 (the Adjournment Proposal), Proposal 5 (Preferred Conversion Proposal), Proposal 6 (the Equity Incentive Plan Proposal) and Proposal 7 (the ratification of the selection of Cherry Bekaert LLP as the Company’s independent auditors for the year ending December 31, 2023)) require the affirmative vote of the majority of the shares represented in person or by Proxy at the Annual Meeting and entitled to vote on such proposals.

What is the quorum requirement?

Except as otherwise set forth herein by law, the holders of record of one-third of the votes of Common Stock entitled to be voted at the Annual Meeting, present in person or by Proxy, are required to establish a quorum for the Annual Meeting and for voting on each matter.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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THIS QUESTION AND ANSWER SECTION IS ONLY MEANT TO GIVE AN OVERVIEW OF THE PROXY STATEMENT. FOR MORE INFORMATION, PLEASE REFER TO THE MATERIAL CONTAINED IN THE SUBSEQUENT PAGES.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding: the impact on the Company of failure to approve the proposals; the ability of the Company to timely and successfully achieve the anticipated benefits of acquiring the Purchased Assets from Odyssey; and the Company’s future performance, business prospects, events and product development plans. These forward-looking statements are based on management’s beliefs and assumptions and information currently available. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions that do not relate solely to historical matters identify forward-looking statements. You should be cautious in relying on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in any such forward-looking statements. These factors include, but are not limited to, the following: the Company’s ability to obtain a quorum at future shareholders meetings; the Company’s ability to obtain its shareholders’ approval for the (a) the increase in the Company’s authorized Common Stock from 4,166,666 to 350,000,000 and (b) the conversion of the Series F Preferred Stock into Common Stock; whether or not all of the closing conditions to the Odyssey transaction will be satisfied and otherwise whether the Company will be able to successfully close the Odyssey transaction; the Company’s ability to control its expenses and to obtain additional financing; the Company’s ability to advance the development of its vaccine candidate and lantibiotics candidate under the timelines and in accord with the milestones it projects; the Company’s ability to obtain funding, non-dilutive or otherwise, for the development of the vaccine and lantibiotic product candidates, whether through its own cash on hand, or another alternative source; the regulatory application process, research and development stages, and future clinical data and analysis relating to vaccines and lantibiotics, including any meetings, decisions by regulatory authorities, such as the FDA and investigational review boards, whether favorable or unfavorable; the potential application of our vaccine candidate to variants and other coronaviruses; the Company’s ability to obtain, maintain and enforce necessary patent and other intellectual property protection; the nature of competition and development relating to COVID-19 immunization and therapeutic treatments and demand for vaccines and antibiotics; the Company’s expectations as to administration, manufacturing, storage and distribution; other potential adverse impacts due to the global COVID-19 pandemic, such as delays in regulatory review, interruptions to manufacturers and supply chains, adverse impacts on healthcare systems and disruption of the global economy; and general economic and market conditions and risks, as well as other uncertainties described in our filings with the U.S. Securities and Exchange Commission. All information set forth in this press release is as of the date hereof. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by law.

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PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors currently is comprised of seven Board members, consisting of Bruce Cassidy, Dr. Alan Dunton, John P. Gandolfo, Robert C. Koski, Kimberly M. Murphy, Charles L. Pope, and Dr. Frederick W. Telling. All of our existing Directors are nominated for re-election at the Annual Meeting. If elected, each of the Directors will hold office until the next annual meeting of shareholders and until their successor is elected and qualified, or as otherwise provided by the Company’s Bylaws or by Florida law.

If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

●	designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid Proxies for the election of such substitute nominee;

●	allow the vacancy to remain open until a suitable candidate is located and nominated; or

●	adopt a resolution to decrease the authorized number of Directors.

Each director to be elected and qualified will hold office until the next annual meeting of shareholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of the Company who was previously elected by the shareholders.

It is our policy to invite and encourage nominees for directors to attend the Annual Meeting. All of our directors, other than Messrs. Cassidy and Gandolfo, attended the 2021 annual meeting.

Directors are elected by a plurality of the votes of the holders of shares present at the Annual Meeting or represented by Proxy and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee that we propose. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.

Information About Nominees

The following is a brief biography, as of the date of this Proxy Statement, of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee (the “Nominating Committee”) to recommend that person as a nominee for director, as of the date of this Proxy Statement.

The Nominating Committee believes that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our shareholders. In selecting directors, the Nominating Committee considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth herein. These considerations are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. The Nominating Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge at the policy-making level, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. The nominees should exhibit commitment to enhancing shareholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience. To that end, the Nominating Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating Committee views as critical to effective functioning of the Board. In addition to the individual attributes of each of our current Board members described below, the Nominating Committee believes that our Board members should have the highest professional and personal ethics and values, consistent with the Company’s longstanding values and standards. To provide a mix of experience and perspective on the Board, the Nominating Committee also takes into account gender, age, and ethnic diversity.

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The brief biographies below include information, as of September 30, 2023, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating Committee to believe that that nominee should continue to serve on the Board. However, each of the members of the Nominating Committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

Name	Age	Position
Kimberly M. Murphy	60	President, Chief Executive Officer and Director
Charles L. Pope	71	Executive Chairman and Director
Frederick W. Telling, Ph.D.	71	Director
Robert C. Koski	64	Director
Alan W. Dunton, M.D.	69	Director
John P. Gandolfo	62	Director
Bruce A, Cassidy	73	Director

Directors of the Company

Kimberly M. Murphy. Ms. Murphy has served as our Chief Executive Officer and President since June 23, 2022 and as our Chief Financial Officer from December 15, 2022 through March 8, 2023. She has served as a director since May 2020. Before joining the Company, Ms. Murphy served as Vice President of the Influenza Franchise and Global Vaccine Commercialization Leader at GlaxoSmithKline plc (NYSE: GSK) (“GSK”), where she led the global influenza vaccines business, global pandemic preparedness across vaccines and antivirals, lifecycle management, business development, and global P&L management. Ms. Murphy also served as Vice President and Global Marketing Head for the shingles vaccine, SHINGRIX. From June 2014 to May 2015, Ms. Murphy was Vice President and Lead for the North America Vaccines Integration Planning Team, responsible for the integration planning of GSK’s acquisition of Novartis AG’s vaccine division. From October 2012 to June 2014, Ms. Murphy served as Vice President of U.S. Vaccines Customer Strategy and from March 2011 to October 2012, she served as the Senior Director of U.S. Influenza Portfolio Strategy. Prior to joining GSK in March 2011, Ms. Murphy worked for Novartis Vaccines and Diagnostics Inc., a division of Novartis AG (NYSE: NVS), as the head of the U.S. Meningococcal Franchise. Before working for Novartis, Ms. Murphy enjoyed a distinguished career at Merck & Co., Inc. (NYSE: MRK). Ms. Murphy has previously served in board and advisory roles for a privately-held vaccine development company, the Biotechnology Industry Organization’s Biodefense Advisory Council, and the Saint Joseph’s University Pharmaceutical & Healthcare Marketing MBA Program. Ms. Murphy holds a B.A. degree in English from Old Dominion University and a M.B.A. degree in Marketing from Saint Joseph’s University. Ms. Murphy has also completed the Marketing Excellence Program at the Wharton School of the University of Pennsylvania.

Ms. Murphy brings to the Company’s Board a wealth of experience in the commercialization and marketing of development-stage vaccine candidates, particularly those created by public companies. Ms. Murphy’s skill will be vital to the Company’s development of a vaccine candidate for SARS-CoV-2.

Charles L. Pope. Mr. Pope was elected Chairman on December 16, 2022 and has served as a Director since June 2010. Mr. Pope served as the Chief Financial Officer of Palm Bancorp, Inc. from June 2009 to June 2012. From September 2007 through June 2009, Mr. Pope served as the Chief Financial Officer of Aerosonic Inc., a manufacturer of aviation products. Mr. Pope served as the Chief Financial Officer of Reptron Inc., a manufacturer of electronic products, from March 2005 through June 2007. From March 2002 to March 2005, Mr. Pope served as Chief Financial Officer of SRI/Surgical Express, Inc. From February 2001 to March 2002, Mr. Pope served as Chief Financial Officer of Innovaro, Inc. (formerly UTEK Corporation NYSE American: INV) a public company. Mr. Pope served as a Director for Trxade Health, Inc. (NASDAQ: MEDS). Mr. Pope served as a Director of Innovaro, Inc. from March 2010 to August 2012. Mr. Pope also served as a director of Inuvo, Inc. from July 2008 through July 2018. Prior to this time, Mr. Pope served as a Partner in the Audit and Financial Advisory Consulting Divisions of PricewaterhouseCoopers LLP, and he was also a Partner in the Accounting and SEC Directorate in PricewaterhouseCoopers LLP’s New York City office. Mr. Pope holds a B.S. degree in Economics and Accounting from Auburn University and is a Certified Public Accountant in Florida.

Mr. Pope brings to our Board over three decades of experience in the finance and accounting fields. In addition, Mr. Pope also has experience serving as a director of public companies.

Dr. Frederick W. Telling. Dr. Telling has served as a Director since June 2010. Dr. Telling served as Chairman of the Board of Directors from February 4, 2011 through December 16, 2022 and as Executive Chairman from May 2, 2021 through December 16, 2022. Dr. Telling retired from Pfizer Inc. in June 2007 after 30 years of service. At Pfizer Dr. Telling served as its Corporate Vice President and Vice President of Corporate Strategic Planning and Policy. Dr. Telling also serves on the boards of various civic and non-profit organizations. Dr. Telling holds a B.A. degree in History and Economics from Hamilton College and a MA degree in Industrial and Labor Relations and a PhD in Economics and Public Policy from Cornell University.

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Dr. Telling brings to our Board an extensive array of business and industry experience as well as experience as a director of public companies.

Dr. Alan W. Dunton. Dr. Dunton has served as a Director of Oragenics, Inc. since April 2011. He is the principal owner of Danerius, LLC, a biotechnology consulting company which he founded in 2006. In addition to Oragenics, he is currently a Director of the public biotechnology company, Palatin, Inc. (AMEX: PTN), CorMedix (NASDAQ: CRMD) and Recce Pharmaceuticals (ASX: RCE). Dr. Dunton has held significant senior positions in major pharmaceutical companies. Most recent was from November 2015 through March 2018 as the Senior Vice President of Research, Development and Regulatory Affairs of Purdue Pharma L.P., a private pharmaceutical company. From January 2007 until March 2009, Dr. Dunton served as President and Chief Executive Officer of Panacos Pharmaceuticals, Inc. In 2005, Dr. Dunton served as the Non-Executive Chairman of the Board of Directors of ActivBiotics, Inc., a private biopharmaceutical company. Previously, he was the President and Chief Executive Officer of Metaphore Pharmaceuticals, Inc. from 2003 until 2006, when it merged with ActivBiotics. From 2004 until 2005, Dr. Dunton served as a member of the Board of Directors of Vicuron Pharmaceuticals until it was acquired by Pfizer, Inc. In 2002, Dr. Dunton served as President, Chief Operating Officer and a Director of Emisphere Technologies, Inc., a biopharmaceutical company. From 1994 to 2001, Dr. Dunton was a senior executive in various capacities in the Pharmaceuticals Group of Johnson & Johnson. From 1999 to 2001, Dr. Dunton was President and Managing Director of The Janssen Research Foundation, a Johnson & Johnson company. From 1998 to 1999, he served as Group Vice President of Global Clinical Research and Development of Janssen. Prior to joining Janssen, Dr. Dunton was Vice President of Global Clinical Research and Development at the R.W. Johnson Pharmaceutical Research Institute, also a Johnson & Johnson company. Prior to joining Johnson & Johnson, Dr. Dunton held positions in clinical research and development at Syntex Corporation, CIBA-GEIGY Corporation and Hoffmann La Roche Inc. Dr. Dunton holds a MD degree from New York University School of Medicine, where he completed his residency in internal medicine. He also was a Fellow in Clinical Pharmacology at the New York Hospital/Cornell University Medical Center.

Dr. Dunton brings to our Board a significant depth of experience in the pharmaceutical industry that will be invaluable to the Company as we continue to develop biotechnology assets.

Robert C. Koski. Mr. Koski has served as a Director since June 2009. Mr. Koski has practiced as an attorney with the Koski Firm, a sole proprietorship located in Atlanta, Georgia since 1992, where his practice includes litigation and tax law. Mr. Koski has also served as a partner in the Koski Family Limited Partnership, which beneficially owns an interest in the Company, and as a Director of the Koski Family Foundation since December 1996. Mr. Koski holds a B.A. degree in Philosophy and English from Colgate University, a JD from Emory School of Law and an LLM degree in Taxation and Litigation from Emory University.

Mr. Koski brings to our Board over two decades of experience in the legal field as a practicing attorney. In addition to his legal experience, Mr. Koski’s educational background provides a foundation for leadership and consensus-building.

Bruce Cassidy. Mr. Cassidy has served as Director since October, 2023. In addition to his role on our Board, Mr. Cassidy currently serves on the boards for various companies, including as Chairman of the Board of each of Loop Media, Inc., KeyStar Corp, Arboreta Healthcare, Inc., Selinsky Force, LLC and The Sarasota Green Group. He was also the founding investor and served on the board of directors of Ohio Legacy Corp. Previously, Mr. Cassidy was the founder and CEO of Excel Mining Systems from 1991 until its sale in 2007 to Orica Mining Services, and from 2008 to 2009, served as the President and CEO of one of its subsidiaries, Minora North & South Americas. He is currently the President of The Concession Golf Club in Sarasota, Florida.

Mr. Cassidy was chosen to serve as a member of our Board due to his extensive leadership and business experience in the entertainment and media industry and as a CEO of a large company, as well as his service on other boards of directors.

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John P. Gandolfo. Mr. Gandolfo has served as Director since October, 2023. Mr. Gandolfo has approximately 33 years of experience as a Chief Financial Officer (“CFO”) of multiple rapidly growing private and publicly held companies with a primary focus in the life sciences, healthcare and medical device areas. Mr. Gandolfo has had direct responsibility over capital raising, including five public offerings, financial management, mergers and acquisition transactions and SEC reporting throughout his professional career. Mr. Gandolfo serves as CFO of Eyenovia, Inc., (EYEN) a late-stage ophthalmic biopharmaceutical company, from January 2018 to present. Prior to this, Mr. Gandolfo was CFO of Xtant Medical Holdings, Inc., a biologics company, from July 2010 through September 2017. Prior to this, he served as the CFO for Progenitor Cell Therapy LLC from January 2009 to June 2010 and, before that, as CFO of Power Medical Interventions, Inc. from January 2007 to January 2009. Mr. Gandolfo was the CFO of Bioject Medical Technologies, Inc. prior to this. He was also the CFO of Capital Access Network, Inc., from 2000 through September 2001, and Xceed, Inc. from 1999 to 2000. From 1994 to 1999, Mr. Gandolfo was CFO and COO of Impath, Inc. From 1987 through 1994, he was CFO of Medical Resources, Inc. Mr. Gandolfo previously served on the Board of Directors and was chair of the Audit Committee of Odyssey Health, Inc. f/k/a Odyssey Group International, Inc., (ODYY) from 2019 until 2023. Mr. Gandolfo is currently a member of the Board of Directors of Electrocore, Inc. (ECOR) and is chair of the Compensation Committee and sits on their audit committee. Mr. Gandolfo received his B.A. degree in Business Administration from Rutgers University.

We believe that Mr. Gandolfo possesses specific attributes that qualify Mr. Gandolfo to serve on the board of directors, including Mr. Gandolfo’s extensive experience in the life sciences and pharmaceutical industries, as well as John P. Gandolfo’s management experience. Mr. Gandolfo has management experience in a publicly-traded company.

See “Corporate Governance” below for additional information regarding the Board.

We believe that each nominee for director displays: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our shareholders. The information presented regarding each nominee for director and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Nominating Committee to the conclusion that such individual should serve as a director in light of our business and structure.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Vote Required and Board of Directors’ Recommendation

If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the Director nominees. Election of each Director nominee will require the affirmative vote of a plurality of the votes cast by shares of Common Stock represented and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

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PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

As provided in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and as required by Section 14A of the Exchange Act, we provided our shareholders the opportunity to advise our Compensation Committee and Board of Directors regarding the compensation of our named executive officers as described in our Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“say on pay”). Our shareholders also were asked to indicate how frequently we should seek a “say on pay” advisory vote. The shareholders were able to indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. In 2019, our shareholders voted in favor of holding the advisory votes on executive compensation every year, and the Company adopted this standard. Therefore, we provide our shareholders the opportunity to advise our Compensation Committee and Board of Directors regarding the compensation of our named executive officers as described in this Proxy Statement. In accordance with that policy, this year, the Company is again asking the shareholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are strongly aligned with our shareholders’ interests and consistent with current market practices for similarly situated companies. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required and Board of Directors’ Recommendation

Advisory approval of this proposal requires the affirmative vote of the majority of the shares represented in person or by Proxy at the Annual Meeting and entitled to vote on the matter. Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next scheduled say-on-pay vote will be at the 2023 annual meeting of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

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PROPOSAL 3
APPROVAL TO AMEND THE AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF ORAGENICS, INC. TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Summary

We are proposing to amend our Amended and Restated Articles of Incorporation to increase our authorized Common Stock from 4,166,666 shares to 350,000,000 shares (the “Amendment”). The Board of Directors has approved the Amendment and recommends approval and adoption by the shareholders. By approving the Amendment, you are voting to increase our authorized capital stock by an additional 345,833,334 shares for total authorized capital stock of 350,000,000 shares.

Current Authorized and Issued and Outstanding Shares

We currently have 54,166,666 shares of authorized capital stock. However, of such authorized shares of capital stock only 4,166,666 shares are Common Stock, with a par value of $0.001 (the “Common Stock”). The remainder consist of 50,000,000 shares of preferred stock with no par value.

As of October 19, 2023, there were 2,539,385 shares of common stock issued and outstanding. Additionally, as of such date, there were (a) 5,417,000 shares of Series A Non-Voting, Convertible Preferred Stock issued and outstanding, which are convertible into approximately 9,028 shares of Common Stock and (b) 4,050,000 shares of Series B Non-Voting, Convertible Preferred Stock convertible into approximately 13,500 shares of Common Stock. We also have 404,728 shares of Series E Mirroring Preferred Stock issued and outstanding as of October 19, 2023, but such shares are not convertible into Common Stock. Additionally, as of October 19, 2023, we also have 121,990 shares of Common Stock reserved for issuance upon exercise of outstanding stock options and 260,995 shares of Common Stock reserved for issuance upon exercise of outstanding warrants. As such, we believe we need to increase our authorized shares of Common Stock for reasons set forth below.

Purpose and Effect of the Amendment

The Board of Directors is recommending the proposed Amendment to increase the number of authorized shares of Common Stock to give the Company the ability and flexibility to issue shares of Common Stock for future corporate needs without the expense and delay associated with a special shareholders’ meeting, except where shareholder approval is required by applicable law. The Board of Directors believes that additional authorized shares of Common Stock would give the Company the necessary ability and flexibility to issue shares for various corporate purposes, including, but not limited to, capital-raising or financing transactions, potential strategic transactions, including mergers, acquisitions, and other business combinations; grants and awards under equity compensation plans; stock splits and dividends; and other general corporate purpose transactions. As a general matter, the Company would be able to issue the additional authorized shares of Common Stock in the discretion of its Board of Directors from time to time, subject to and as limited by, rules or listing requirements of the NYSE American or any other then applicable securities exchange, and without further action or approval of the Company’s shareholders. The discretion of the Board of Directors, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require the Company’s shareholders to approve such transaction.

In addition, the Board of Directors is recommending the proposed Amendment to increase the number of authorized shares of Common Stock to allow for the closing of the Odyssey Asset Purchase and the conversion of the Series F Preferred Stock issuable in connection therewith. As previously announced, on October 5, 2023, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Odyssey Health, Inc., f/k/a Odyssey Group International, Inc., a Nevada corporation (“Odyssey”). Pursuant to the Purchase Agreement, the Company has agreed to purchase and assume, and Odyssey has agreed to sell and assign, certain assets and certain liabilities related to a segment of Odyssey’s business focused on developing medical products that treat brain related illnesses and diseases (the “Purchased Assets”) in exchange for $1,000,000 in cash and 8,000,000 shares of Series F Convertible Preferred Stock (“Series F Preferred Stock”), on and subject to the terms and conditions set forth therein (such transaction, the “Odyssey Asset Purchase”). The Company has a sufficient number of authorized but unissued share of preferred stock to accommodate the issuance of 8,000,000 shares of Series F Preferred Stock to Odyssey, but it does not have sufficient shares of Common Stock to accommodate the conversion of the Series F Preferred Stock into Common Stock. The Amendment is necessary to accommodate the conversion of the Series F Preferred Stock.

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At the Closing, the Company will issue 8,000,000 share of Series F Preferred Stock to Odyssey. The Company’s board of directors has “blank-check” authority to create new classes of preferred stock. The Company anticipates filing a Certificate of Designation, a form of which is attached hereto as Appendix B, to create the Series F Preferred Stock prior to the closing of the Odyssey Asset Purchase. A copy of the proposed Certificate of Designation was attached as an exhibit to the Purchase Agreement, which is attached as part of Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2023 and is incorporated herein by reference.

It is expected that the Series F Preferred Stock will be convertible (and will automatically convert) into Common Stock on a one-for-one basis (subject to customary adjustments) on the date (that is after the closing of the Odyssey Asset Purchase) that the Company’s shareholders approve (a) the issuance of Common Stock upon the conversion of the Series F Preferred Stock, in compliance with NYSE rules, and (b) an increase in Company’s authorized Common Stock from 4,166,666 to 350,000,000. Pursuant to the Purchase Agreement, the Company has agreed to use its best efforts to take any and all additional action necessary under applicable law to call, give notice of and hold a meeting of its shareholders to consider and vote to approve, among other matters, the conversion of the Series F Preferred Stock issued to Odyssey and the increase in the Company’s authorized shares of Common Stock from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock. See Proposal 5 – Preferred Conversion Proposal for additional information regarding the Odyssey Asset Purchase.

As of the date of this Proxy Statement, we have no immediate plans, proposals, understandings, agreements or commitments to issue the additional shares of Common Stock, other than the shares of Common Stock issuable upon conversion of the Series F Preferred Stock issuable upon the closing of the Odyssey Asset Purchase. However, we have a shelf registration statement to sell up to $40,000,000 in shares of Common Stock and at a presumed price of $3.10 per share we could issue an additional 12,903,226 shares of Common Stock, if we had sufficient authorized but unissued shares. Furthermore, we review and evaluate potential capital raising activities, strategic transactions and other corporate actions on an ongoing basis to determine if such actions would be in our best interest and the best interest of our shareholders. The Board of Directors does not intend to issue any shares except on terms that it considers to be in the best interests of the Company and its shareholders.

Our Board of Directors believes that authorization of additional shares of Common Stock is necessary to facilitate the Odyssey Asset Purchase and because it is advisable to have the ability to authorize such shares of Common Stock and have them available in order to enhance our flexibility to consider and respond to future financing needs and opportunities as they arise from time to time, including possible issuances of convertible preferred stock in connection with such activities as public or private offerings of shares for cash and other corporate purposes. We cannot provide assurances that any such transactions will (i) be consummated on favorable terms or at all, (ii) enhance shareholder value or (iii) not adversely affect our business or the trading price of our Common Stock. The authorization of the Common Stock will not have any immediate effect on the rights of existing shareholders.

Impact of the Amendment

The additional shares of Common Stock for which authorization is sought would be a part of the existing class of Common Stock. If and when issued, these shares would have the same rights and privileges as the shares of Common Stock presently outstanding. No holder of Common Stock has any pre-emptive rights to acquire additional shares of our Common Stock.

Common Stock

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no pre-emptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current shareholders’ percentage ownership interest in the total outstanding shares of Common Stock. This Amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this Amendment.

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The proposed increase in the authorized number of shares of Common Stock could have a number of effects on our shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us, even if the persons seeking to obtain control offers an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. We have no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. We are not aware of any attempt, or contemplated attempt, to acquire control of us, and this PROPOSAL is not being presented with the intent that it be utilized as a type of anti-takeover device.

Our shareholders should recognize that, as a result of this proposal, they will own a fewer percentage of shares with respect to our total authorized shares, than they presently own, and will be diluted as a result of any issuance of Common Stock by us in the future.

There are currently no specific plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized (except with respect to potential issuances of shares upon our future financing efforts and exercise of currently outstanding options and warrants).

Preferred Stock

Currently, our Board of Directors is authorized to issue up to 50,000,000 shares of preferred stock and we have 9,871,728 shares of preferred stock outstanding, as of the Record Date. The Amendment does not change the number of shares of blank check preferred stock our Board of Directors is authorized to issue, however, our Board of Directors has the authority, without action by our shareholders, to designate and issue up to 50,000,000 shares of preferred stock in one or more series or classes and to designate the rights, preferences and privileges of each series or class, which may be greater than the rights of our Common Stock. These rights, preferences and privileges could include dividend rights, conversion rights, voting rights, redemption rights, liquidation preferences, the number of shares constituting any class or series and the designation of the class or series. This means that, if the Amendment is approved, except as may be required by law, NYSE American rules or the approval rights of current holders of our outstanding preferred stock, no further shareholder approval would be required prior to the issuance of shares of preferred stock convertible into the Common Stock authorized by the Amendment. For example, under NYSE American rules, in certain circumstances shareholder approval is required for any potential issuance of 20% or more of our outstanding shares of Common Stock (including upon conversion of convertible preferred stock) or 20% or more of the voting power outstanding before such issuance.

Terms selected by our Board of Directors in the future could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock or adversely affect the rights and powers, including voting rights, of the holders of shares of Common Stock without any further vote or action by the shareholders. As a result, the rights of holders of our Common Stock will be subject to, and may be adversely affected by, the rights of the holders of the Series A Convertible Preferred Stock, and Series B Convertible Preferred Stock or any other preferred stock that may be issued by us in the future, which could have the effect of decreasing the market price of our Common Stock. The effects of the issuance of preferred stock upon holders of our Common Stock may include, among other things: (1) a preference in the payment of dividends to holders of preferred stock, which may restrict our ability to declare dividends on our Common Stock; (2) dilution of voting power if holders of preferred stock are given voting rights; (3) dilution of equity interests and voting power if the preferred stock is convertible, and converted into, Common Stock; or (4) a preference in payments upon liquidation to holders of preferred stock, which may limit liquidation payments on our Common Stock.

On August 4, 2023, we closed a private placement, in which we issued 404,728 shares of Series E Mirroring Preferred Stock. Each share of Series E Mirroring Preferred Stock has no par value and a stated value equal to $0.10. The terms of the Series E Mirroring Preferred Stock are set forth in an Articles of Amendment to our Articles of Incorporation (the “Certificate of Designation”), filed with the State of Florida and effective on July 21, 2023. Holders of the Series E Mirroring Preferred Stock are not entitled to vote at the Annual Meeting other than on Proposal 3 (the Authorized Common Stock Proposal) and Proposal 4 (the Adjournment Proposal). Holders of Series E Mirroring Preferred Stock are entitled to 2,500 votes per each share of Series E Mirroring Preferred Stock solely and exclusively with respect to the Increase in Authorized Common Stock Proposal and the Adjournment Proposal, voting together with the Common Stock as a single class. Each holder of Series E Mirroring Preferred Stock has agreed to vote, and cause its affiliates to vote, the shares of Series E Mirroring Preferred Stock on the Increase in Authorized Common Stock Proposal or the Adjournment Proposal and has agreed that such shares of Series E Mirroring Preferred Stock, shall, to the extent voted in favor of the proposals, be automatically and without further action of such holders be voted in the same proportions as shares of Common Stock (excluding any shares of Common Stock that are not voted) are voted on the Increase in Authorized Common Stock Proposal and the Adjournment Proposal.

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There are currently no specific plans, arrangements, commitments or understandings for the issuance of additional shares of preferred stock other than in connection with the Odyssey Asset Purchase as discussed above (other than as may be required in connection with future financings, of which there can be no assurances).

Certain Risks Associated with the Amendment

The issuance of additional shares of Common Stock could reduce existing shareholders’ percentage ownership and voting power in the Company and, depending on the transaction in which they are issued, could affect the per share book value or other per share financial measures.

By voting in favor of this proposal, you are voting to increase our authorized capital stock by an additional 345,833,334 shares for total authorized capital stock of 350,000,000 shares. Because our Amended and Restated Articles of Incorporation do not confer to our shareholders pre-emptive rights with respect to our Common Stock, when our Board of Directors elects to issue additional shares of Common Stock in the future, existing shareholders would not have a preferential right to purchase these shares and could suffer substantial dilution. You would suffer dilution in the book value of your shares if the additional capital stock is sold at prices lower than the price at which you purchased your Common Stock.

The Amendment could, under certain circumstances, have an anti-takeover effect, although that is not our intention with this proposal. For example, in the event of a hostile attempt to take control of the Company, it may be possible for the Board of Directors to impede that attempt by issuing shares of Common Stock, which would dilute the voting power for the other outstanding shares and increase the potential cost to acquire control of the Company. This Amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunities of our shareholders to dispose of their shares at a premium, which may be offered in takeover attempts or a merger proposal. The Amendment may have the effect of permitting our current management, including the current Board of Directors, to retain its position. However, as of the date of this Proxy Statement, the Board of Directors is not aware of any attempt to take control of the Company, and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Procedure For Amending Articles of Incorporation-Text of Amendment

Provided that this PROPOSAL 1s approved by our shareholders, an Amendment to our Amended and Restated Articles of Incorporation, specifically amending Article II thereof will be filed with the Secretary of State of the State of Florida and upon such filing the Amendment will become effective. A copy of the proposed Amendment is attached hereto as Appendix A. The paragraph in Article II of our Amended and Restated Articles of Incorporation captioned “Capital Stock” is proposed to be replaced with the following text:

“Capital Stock. The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is Four Hundred Million (400,000,000) shares, consisting of (i) Three Hundred Fifty Million (350,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) Fifty Million (50,000,000) shares of preferred stock, no par value (the “Preferred Stock”).”

The only substantive changes would be to increase the number of shares of Common Stock that the Company may issue from 4,166,666 shares to 350,000,000 shares and to reflect a corresponding increase in the aggregate number of shares of capital stock that may be issued from 54,166,666 to 400,000,000 shares.

If the proposed Amendment is not approved by the Company’s shareholders, the number of authorized shares of Common Stock will remain unchanged. Currently, the remaining shares of Common Stock available for issuance is not sufficient to accommodate the conversion of the Series F Preferred Stock issuable upon the closing of the Odyssey Asset Purchase Transaction and likely is not sufficient to raise the necessary capital for purposes of maintaining or continuing our operations. At the 2021 annual meeting of shareholders, we were unable to achieve the requisite approval for an increase in the number of authorized shares of Common Stock. As a result, our access to additional capital through the issuance of shares of Common Stock may be limited.

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No Dissenters’ Rights

No dissenters’ rights are available to any shareholder who dissents from the proposals to amend the Articles of Incorporation under the Florida Business Corporation Act (“FBCA”) or under our current Amended and Restated Articles of Incorporation.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of the majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal. As discussed elsewhere in the Proxy Statement, the shares of Common Stock and Series E Mirroring Preferred Stock vote as a single class on this proposal. Since the Series E Mirroring Preferred Stock has 2,500 votes per share on the proposal and votes of the shares of Series E Mirroring Preferred Stock, when cast, are automatically voted in the same proportion as the shares of Common Stock that are voted on this proposal, shares of Common Stock affirmatively voted for the proposal will have the effect of causing the proportion of Series E Preferred Stock voted for the proposal to increase accordingly and, conversely, shares of Common Stock affirmatively voted against the proposal will have the effect of causing the proportion of Series E Preferred Stock voted against the proposal to increase accordingly.

Effects of failure to approve Proposal 3 to Increase Authorized Common Stock

If the Company’s shareholders do not approve Proposal 3 to increase the Company’s authorized shares of Common Stock, the Company will not have enough shares of Common Stock authorized to effect the Conversion and the Purchase Agreement may be terminated in accordance with its terms, as described below. Additionally, the Company will be limited in its ability to raise additional capital through the sale of Common Stock. Given the Company’s need to ensure sufficient operating capital to develop its business, the Company believes that it is important that it receive shareholder approval of Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

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PROPOSAL 4
APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THE NUMBER OF SHARES OF COMMON STOCK AND SERIES E MIRRORING PREFERRED STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND VOTING “FOR” THE ADOPTION OF PROPOSAL 3 ARE INSUFFICIENT

Adjournment of the Annual Meeting

In the event that the number of shares of shares of Common Stock and Series E Mirroring Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of Proposal 3 and the other proposals. In that event, we will ask shareholders to vote only upon the Adjournment Proposal and Proposal 3, and not on any other proposal discussed in this Proxy Statement.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of the majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal. As discussed elsewhere in the Proxy Statement, the shares of Common Stock and Series E Mirroring Preferred Stock vote as a single class on this proposal. Since the Series E Mirroring Preferred Stock has 2,500 votes per share on the proposal and votes of the shares of Series E Mirroring Preferred Stock, when cast, are automatically voted in the same proportion as the shares of Common Stock that are voted on this proposal, shares of Common Stock affirmatively voted for the proposal will have the effect of causing the proportion of Series E Preferred Stock voted for the proposal to increase accordingly and, conversely, shares of Common Stock affirmatively voted against the proposal will have the effect of causing the proportion of Series E Preferred Stock voted against the proposal to increase accordingly.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL FOUR.

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PROPOSAL 5

PREFERRED CONVERSION PROPOSAL

Background

As previously announced, on October 5, 2023, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Odyssey Health, Inc., f/k/a Odyssey Group International, Inc., a Nevada corporation (“Odyssey”). Pursuant to the Purchase Agreement, the Company has agreed to purchase and assume, and Odyssey has agreed to sell and assign, certain assets and certain liabilities related to a segment of Odyssey’s business focused on developing medical products that treat brain related illnesses and diseases (the “Purchased Assets”) in exchange for $1,000,000 in cash and 8,000,000 shares of Series F Convertible Preferred Stock (“Series F Preferred Stock”), on and subject to the terms and conditions set forth therein (such transaction, the “Odyssey Asset Purchase”).

Odyssey is a smaller reporting company. Its shares are quoted on the OTCPink Marketplace under the symbol ODYY. According to its SEC filings, it is focused on acquiring and developing medical products and desires to develop technologies that have a technological advantage, superior clinical utility, and a substantial market opportunity within significant target markets across the globe. The Purchased Assets the Company desires to purchase related to a unique neurosteroid drug compound intended to treat concussions which is currently being developed by Odyssey.

For further information regarding the Purchase Agreement and the Series F Preferred Stock, please refer to our Current Report on Form 8-K filed with the SEC on October 5, 2023. The discussion herein is qualified in its entirety by reference to the information contained therein and to the transaction documents filed therewith. The Certificate of Designation authorizing the Series F Preferred Stock is attached hereto as Appendix B and any summary of the terms of the Series F Preferred Stock is qualified in its entirety by reference to the complete text of the Certificate of Designation.

Reasons for Stockholder Approval

Our Common Stock is listed on the NYSE American, and, as such, the Company is subject to the applicable rules of the NYSE American, including NYSE American Company Guide Section 712(b), which requires shareholder approval in connection with the acquisition of another company if the NYSE American-listed company will issue more than 20% of its then outstanding common stock. Thus, in order to permit the issuance of Common Stock upon conversion of the Series F Preferred Stock, the Company must first obtain shareholder approval of this issuance.

As discussed further below, the Series F Preferred Stock is convertible into our Common Stock. However, our Common Stock is listed on the NYSE American, and, as such, we are subject to the applicable rules of the NYSE American, including NYSE American Company Guide Section 712(b), which requires shareholder approval in connection with an acquisition if the NYSE American-listed company will issue more than 20% of its then outstanding common stock. As such, we are seeking our shareholders’ approval, in accordance with NYSE American Company Guide Section 712(b), for the issuance of the Common Stock upon conversion of the Series F Preferred Stock issuable to Odyssey in connection with the closing of the Odyssey asset purchase Transaction.

Summary of Purchase Agreement

Purchased Assets

At the closing of the asset purchase Transaction, the Company will purchase substantially all of Odyssey’s assets related to its business focused on developing medical products that treat brain related illnesses and diseases and it will a assume certain limited liabilities related thereto.

Purchase Price

Pursuant to the Purchase Agreement, the Company has agreed to purchase and assume, and Odyssey has agreed to sell and assign, the Purchased Assets in exchange for $1,000,000 in cash and 8,000,000 shares of Series F Preferred Stock. The cash is to be paid in two installments: $500,000 was paid upon the execution of the Purchase Agreement and $500,000 is payable upon the earlier of (a) the closing of the Purchase Agreement (the “Closing), (b) within three (3) business days after the date that Odyssey has obtained the its shareholders’ approval approving the Odyssey Asset Purchase and (c) immediately upon the Company’s wrongful termination of the Purchase Agreement in breach of the Purchase Agreement.

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Summary of Series F Preferred Stock

At the Closing, the Company will issue 8,000,000 shares of Series F Preferred Stock to Odyssey. The Company’s board of directors has “blank-check” authority to create new classes of preferred stock. The Company anticipates filing a Certificate of Designation to create the Series F Preferred Stock prior to the closing of the Odyssey Asset Purchase. A copy of the proposed Certificate of Designation is attached as an exhibit to the Purchase Agreement, which is attached as part of Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2023 and is incorporated herein by reference. Below is a summary of the rights and preferences of the Series F Preferred Stock as contained in the proposed Certificate of Designation:

1.	Liquidation Preference. The Series F Preferred Stock is economically equivalent to the Company’s common stock. Upon liquidation, it is at parity with the common stock and junior to Company’s outstanding Class A and B Preferred Stock and Series E Mirroring Preferred Stock.

2.	Dividends. No dividends shall be paid on shares of the Series F Preferred Stock.

3.	Voting. The Series F Preferred Stock has no voting rights, except as required by applicable law and except for limited protective voting rights specifically set forth in Certificate of Designation.

4.	Conversion. It is expected that the Series F Preferred Stock will be convertible (and will automatically convert) into Common Stock on a one-for-one basis (subject to customary adjustments) on the date (that is after the closing of the Odyssey Asset Purchase) that the Company’s shareholders approve (a) the issuance of Common Stock upon the conversion of the Series F Preferred Stock, in compliance with NYSE rules, and (b) an increase in Company’s authorized Common Stock from 4,166,666 to 350,000,000. However, even once such shareholder approvals are obtained, pursuant to the Certificate of Designation, Odyssey cannot convert shares of Series F Preferred Stock into more than 19.9% of the Company’s Common Stock outstanding as of the execution of the Purchase Agreement until (i) the Company shall have applied for and been approved for initial listing on the NYSE American or another national securities exchange or shall have been delisted from the NYSE American and (ii) if required by the rules of the NYSE American, the Company’s shareholders shall have approved any change of control that could be deemed to occur upon the conversion of the Series F Preferred Stock into Common Stock, based on the facts and circumstances existing at such time.

5.	Pre-emptive Rights. No holders of Series F Preferred Stock will, as holders of Series F Preferred Stock, have any pre-emptive rights to purchase or subscribe for our Common Stock or any of our other securities.

6.	Redemption, The Series F Preferred Stock is not redeemable by the Company.

7.	Trading Market. There is no established trading market for any of the Series F Preferred Stock, and the Company does not expect a market to develop. The Company does not intend to apply for a listing for any of the Series F Preferred Stock on any securities exchange or other nationally recognized trading system.

Closing Conditions

The closing of the Odyssey Asset Purchase is subject to various closing conditions, the satisfaction of which there can be no assurance. The closing conditions include: (1) Odyssey shall have obtained all required consents to the Odyssey Asset Purchase; (2) Odyssey shall have obtained its shareholders’ approval to the Odyssey Asset Purchase; (3) the Company’s shareholders shall have approved (a) the increase in the Company’s authorized Common Stock from 4,166,666 to 350,000,000 and (b) the conversion of the Series F Preferred Stock into Common Stock; (4) no material adverse change shall have occurred to the Purchased Assets; (5) the Company must have at least $5,000,000 in cash at Closing; and (6) the Company must have completed its due diligence of the Purchased Assets to its satisfaction.

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The Company has agreed to use its best efforts to take any and all additional action necessary under applicable law to call, give notice of and hold a meeting of its shareholders to consider and vote to approve, among other matters, the conversion of the Series F Preferred Stock issued to Odyssey and the increase in the Company’s authorized shares of Common Stock from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock.

Miscellaneous Other Provisions

The Purchase Agreement also includes customary representations, warranties, and covenants. The Purchase Agreement also contains indemnification rights for each of the Company and Odyssey for breaches of representations, warranties, and covenants. The Purchase Agreement contemplates the execution of certain customary ancillary agreements and documents to be delivered at closing.

The above description of the Purchase Agreement and Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2023, and is incorporated herein by reference, and the Certificate of Designation, which is attached as an exhibit to the Purchase Agreement. The Purchase Agreement governs the contractual rights between the parties in relation to the Odyssey Asset Purchase. The Purchase Agreement has been filed as an exhibit to its Current Report on Form 8-K to provide investors with information regarding the terms of the Asset Purchase and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosure regarding any facts and circumstances relating to the Company.

The representations, warranties, and covenants contained in the Purchase Agreement have been made solely for the purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; are not intended as statements of fact to be relied upon by the parties’ shareholders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. Except as specifically set forth in the Purchase Agreement, security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Interests of Certain Parties

As described in the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2023, John P. Gandolfo, one of the Company’s independent directors, previously served on the Board of Directors of Odyssey.

Pursuant to the Purchase Agreement, upon the closing of the Purchase Agreement, the Company will enter into employment agreements with Joseph M. Redmond, Odyssey’s Chief Executive Officers, who is anticipated to serve as the Company’s President, and Christine Farrell, Odyssey’s Chief Financial Officer, who will become part of the Company’s financial/accounting team. The terms of such employment agreements continue to be negotiated.

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Effects of failure to approve Proposal 5 to Approve Conversion of Series F Preferred Stock

If the Company’s shareholders do not approve this Proposal 5, then the Purchase Agreement may be terminated in accordance with its terms, in which case Odyssey will be entitled to retain the cash portion of the purchase price previously paid by the Company, unless Odyssey is in breach of the Purchase Agreement. Alternatively, the Company and Odyssey may elect, in their respective discretion, to waive the closing condition that the Company’s shareholders have approved this Proposal 5 in order to close the Purchase Agreement. If they elect to do so, the Company will issue the Series F Preferred Stock to Odyssey and the Series F Preferred Stock will remain outstanding in accordance with its terms until such time as Company’s shareholders have approved the issuance of Common Stock upon the conversion of the Series F Preferred Stock. Given the Company’s need to ensure sufficient operating capital to develop its business, the Company believes that it is important that shareholders approve the conversion of the Series F Preferred Stock be obtained in order to avoid forfeiting the cash portion of the purchase price.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of the majority of the shares represented in person or by Proxy at the Annual Meeting and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5.

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PROPOSAL 6

INCENTIVE PLAN PROPOSAL

Our Board of Directors, based on the recommendation of our Compensation Committee, has approved an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”), subject to approval by our shareholders at the Annual Meeting, to increase the number of common shares available for issuance under the 2021 Equity Incentive Plan from 166,667 shares of Common Stock to 1,666,667 shares of Common Stock (the “Plan Amendment”). The Board of Directors is requesting shareholder approval of such amendment to authorize an additional 1,000,000 shares of Common Stock under the 2021 Equity Incentive Plan.

Why We Are Asking Our Shareholders to Approve the Plan Amendment to Increase the Number of Shares of Common Stock Available Under the 2021 Equity Incentive Plan?

We maintain the 2021 Equity Incentive Plan to grant equity awards to our employees, non-employee directors and consultants. Currently, the total number of shares available for grant under the 2021 Equity Incentive Plan is 166,667 new shares, plus (ii) the number of shares remaining available for the grant of new awards under the 2012 Plan as of immediately prior to the effective date of the 2021 Equity Incentive Plan, and plus (iii) certain shares subject to outstanding awards granted under the 2012 Plan that may become available for issuance under the 2021 Equity Incentive Plan, as such shares become available from time to time. The Company has nearly exhausted the number of shares available for future grant under the 2021 Plan.

Thus, we are seeking shareholder approval of the Plan Amendment to increase the number of shares available for the grant of stock options, restricted stock unit awards and other awards, which will enable us to have a competitive equity incentive program to compete with our peer group for key talent. Approval of the Plan Amendment by our shareholders will allow us to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by the Board of Directors or Compensation Committee. The 2021 Equity Incentive Plan will also allow us to utilize a broad array of equity incentives in order to secure and retain the services of our employees, non-employee directors and consultants, and to provide long-term incentives that align the interests of our employees, non-employee directors and consultants with the interests of our shareholders.

Requested Shares

If this PROPOSAL 6 is approved by our shareholders, then subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our Common Stock that may be issued under the 2021 Equity Incentive Plan will not exceed the sum of (i) 1,166,667 new shares, (ii) the number of shares remaining available for the grant of new awards under the 2012 Plan as of immediately prior to the effective date of the 2021 Equity Incentive Plan, and (iii) certain shares subject to outstanding awards granted under the 2012 Plan that may become available for issuance under the 2021 Equity Incentive Plan, as such shares become available from time to time (as further described below in “Description of the 2021 Equity Incentive Plan—Shares Available for Awards”).

Shareholder Approval

If this PROPOSAL 6 is approved by our shareholders, the Plan Amendment will become effective as of the date of the Annual Meeting. In the event that our shareholders do not approve this PROPOSAL 6, the Plan Amendment will not become effective.

Why You Should Vote to Approve the Plan Amendment

Equity Awards Are an Important Part of Our Compensation Philosophy

The Board of Directors believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, non-employee directors and consultants because of the strong competition for highly trained and experienced individuals among biopharmaceutical companies. Therefore, the Board of Directors believes that the 2021 Equity Incentive Plan and the Plan Amendment is in the best interests of our business and our shareholders and recommends a vote in favor of this PROPOSAL 6.

The 2021 Equity Incentive Plan, as amended by the Plan Amendment, will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry. To date, equity awards have been a key aspect of our program to attract and retain key employees, non-employee directors and consultants. We believe the use of equity awards strongly aligns the interests of our employees with those of our shareholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our Common Stock. In addition, we believe equity awards encourage employee ownership of our Common Stock and promote retention through the reward of long-term Company performance.

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We Carefully Manage the Use of Equity Awards and Dilution is Reasonable

We recognize that equity awards dilute existing shareholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize shareholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, non-employee directors and consultants.

The Size of Our Share Reserve Request Is Reasonable

If this PROPOSAL 6 is approved by our shareholders, we will have 1,000,000 new shares available for grant after the Annual Meeting, subject to adjustment for certain changes in our capitalization.

The 2021 Equity Incentive Plan Combines Compensation and Governance Best Practices

The 2021 Equity Incentive Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices, including:

Shareholder approval is required for additional shares. The 2021 Equity Incentive Plan does not contain an annual “evergreen” provision. The 2021 Equity Incentive Plan authorizes a fixed number of shares, so that shareholder approval is required to issue any additional shares.

Fungible share counting. The 2021 Equity Incentive Plan contains a “fungible share counting” structure, whereby the number of shares of our Common Stock available for issuance under the 2021 Equity Incentive Plan will be reduced by (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of our Common Stock on the date of grant (an “Appreciation Award”) granted under the 2021 Equity Incentive Plan and (ii) 1.20 shares for each share issued pursuant to an award that is not an Appreciation Award (a “Full Value Award”) granted under the 2021 Equity Incentive Plan. As part of such fungible share counting structure, the number of shares of our Common Stock available for issuance under the 2021 Equity Incentive Plan will be increased by (i) one share for each share that becomes available again for issuance under the terms of the 2021 Equity Incentive Plan subject to an Appreciation Award and (ii) 1.20 shares for each share that becomes available again for issuance under the terms of the 2021 Equity Incentive Plan subject to a Full Value Award.

Repricing is not allowed. The 2021 Equity Incentive Plan prohibits the repricing of outstanding stock options and stock appreciation rights, and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our Common Stock in exchange for cash or other stock awards under the 2021 Equity Incentive Plan, without prior shareholder approval.

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2021 Equity Incentive Plan must have an exercise price equal to or greater than the fair market value of our Common Stock on the date the stock option or stock appreciation right is granted.

Limit on non-employee director compensation. The aggregate value of the equity awards which will be granted to any individual for service as a non-employee director under the 2021 Equity Incentive Plan during any single calendar year will not exceed equity awards with a value of $300,000 or, for the first year a non-employee director is appointed or elected to the Board of Directors, equity awards not exceeding $500,000 in total value. For purposes of these limitations, the value of any equity awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Restrictions on dividends and dividend equivalents. The 2021 Equity Incentive Plan provides that (i) no dividends may be paid with respect to any shares of our Common Stock subject to an award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

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Awards subject to forfeiture/clawback. Awards granted under the 2021 Equity Incentive Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Termination of stock options and stock appreciation rights on a participant’s termination for cause. If a participant’s service is terminated for cause, as defined under the 2021 Equity Incentive Plan, the participant’s stock options and stock appreciation rights terminate immediately, and the participant is prohibited from exercising his or her stock options and stock appreciation rights.

No liberal change in control definition. The change in control definition in the 2021 Equity Incentive Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2021 Equity Incentive Plan to be triggered.

No accelerated vesting of assumed awards upon change in control. The 2021 Equity Incentive Plan does not provide for accelerated vesting of awards that are assumed by an acquirer upon a change in control.

Material amendments require shareholder approval. Consistent with the applicable stock exchange rules, the 2021 Equity Incentive Plan requires shareholder approval of any material revisions to the 2021 Equity Incentive Plan. In addition, certain other amendments to the 2021 Equity Incentive Plan require shareholder approval.

Description of the 2021 Equity Incentive Plan

The material features of the 2021 Equity Incentive Plan are described below. The following description of the 2021 Equity Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2021 Equity Incentive Plan. Shareholders are urged to read the actual text of the 2021 Equity Incentive Plan in its entirety, which is attached hereto as Appendix C.

Purpose

The 2021 Equity Incentive Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and our affiliates, and to provide a means by which such persons may be given an opportunity to benefit from increases in the value of our Common Stock. The 2021 Equity Incentive Plan is also designed to align employees’ interests with shareholder interests.

Successor to Prior Plans

The 2021 Equity Incentive Plan is the successor to the Company’s 2012 Equity Incentive Plan, as amended to date.

Types of Awards

The terms of the 2021 Equity Incentive Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other awards.

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Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our Common Stock that may be issued under the 2021 Equity Incentive Plan will not exceed the sum of (i) 10,000,000 new shares, (ii) the number of shares remaining available for the grant of new awards under the 2012 Plan as of immediately prior to the effective date of the 2021 Equity Incentive Plan and (iii) the 2012 Plan’s Returning Shares (as defined below), as such shares become available from time to time.

The “2012 Plan’s Returning Shares” are shares of our Common Stock subject to outstanding awards granted under the Prior Plan that on or following the effective date of the 2021 Equity Incentive Plan: (i) are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; (ii) are not issued because such award or any portion thereof is settled in cash; (iii) are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, (iv) are withheld or reacquired by us to satisfy the exercise, strike or purchase price; or (v) are withheld or reacquired by us to satisfy a tax withholding obligation.

The number of shares of our Common Stock available for issuance under the 2021 Equity Incentive Plan will be reduced by (i) one share for each share of our Common Stock issued pursuant to an Appreciation Award (i.e., a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying Common Stock on the date of grant), and (ii) 1.20 shares for each share of our Common Stock issued pursuant to a Full Value Award (i.e., an award that is not an Appreciation Award).

The following actions will not result in an issuance of shares of our Common Stock under the 2021 Equity Incentive Plan and accordingly will not reduce the number of shares of our Common Stock available for issuance under the 2021 Equity Incentive Plan: (i) the expiration or termination of any portion of an award granted under the 2021 Equity Incentive Plan without the shares covered by such portion of the award having been issued; (ii) the settlement of any portion of an award granted under the 2021 Equity Incentive Plan in cash; (iii) the withholding of shares to satisfy the exercise or strike price of an Appreciation Award; or (iv) the withholding of shares to satisfy a tax withholding obligation in connection with an Appreciation Award.

If any shares of our Common Stock issued pursuant to an award granted under the 2021 Equity Incentive Plan are (i) forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares or if any shares; (ii) reacquired by us to satisfy the exercise or strike price of an Appreciation Award; or (iii) reacquired by us to satisfy a tax withholding obligation in connection with an Appreciation Award, then such shares will become available again for issuance under the 2021 Equity Incentive Plan. For each share subject to a Full Value Award, the number of shares of our Common Stock available for issuance under the 2021 Equity Incentive Plan will increase by 1.20 shares.

Any shares of our Common Stock reacquired or withheld (or not issued) by us to satisfy the purchase price of a Full Value Award will no longer be available for issuance under the 2021 Equity Incentive Plan, including any shares subject to a Full Value Award that are not delivered to a participant because such Full Value Award is settled through a reduction of shares subject to such Full Value Award. In addition, any shares reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a Full Value Award, or any shares repurchased by us on the open market with the proceeds from the purchase price of a Full Value Award will no longer be available for issuance under the Plan.

Eligibility

All of our employees (including our affiliates), non-employee directors and consultants are eligible to participate in the 2021 Equity Incentive Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2021 Equity Incentive Plan only to our employees (including our affiliates).

Administration

The 2021 Equity Incentive Plan will be administered by the Compensation Committee of our Board of Directors, which may in turn delegate some or all of the administration of the 2021 Equity Incentive Plan to a committee or committees composed of members of the Board of Directors. Our Board of Directors has assigned the authority to administer the 2021 Equity Incentive Plan to our Compensation Committee, but may, at any time, re-vest in itself some or all of the power delegated to our Compensation Committee. Our Compensation Committee is considered to be a Plan Administrator for purpose of this PROPOSAL 6.

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Subject to the terms of the 2021 Equity Incentive Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our Common Stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2021 Equity Incentive Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2021 Equity Incentive Plan.

The Plan Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our Common Stock subject to such awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our Common Stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights

Under the 2021 Equity Incentive Plan, unless our shareholders have approved such an action within 12 months prior to such an event, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by (1) reducing the exercise or strike price of the stock option or stock appreciation right or (2) cancelling any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our Common Stock in exchange for cash or other awards.

Dividends

The 2021 Equity Incentive Plan provides that (i) no dividends may be paid with respect to any shares of our Common Stock subject to an award before the date such shares have been issued, (ii) no dividend equivalents may be paid with respect to any shares of our Common Stock subject to a restricted stock unit award before the date such award has become vested, (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iv) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest. Subject to the foregoing, the 2021 Equity Incentive Plan further provides that dividends or dividend equivalents may be paid or credited to shares of our Common Stock subject to a restricted stock award or restricted stock unit award granted under the 2021 Equity Incentive Plan, as determined by the Plan Administrator and specified in the applicable award agreement.

Limit on Non-Employee Director Compensation

The terms of the 2021 Equity Incentive Plan will permit annual equity awards to any individual for service as a non-employee director of the Company. As part of the Company’s Director Compensation Program, each non-employee director receives an annual equity award. For this purpose, the value of any equity awards is calculated based on the grant date fair value of such awards for financial reporting purposes. Directors are subject to vesting provided that the recipient remains a director of the Company through the vesting date. The Board retains the discretion to modify the equity awards provided to non-employee directors under the terms of the Company’s Director Compensation Program.

Stock Options

Stock options may be granted under the 2021 Equity Incentive Plan pursuant to stock option agreements. The 2021 Equity Incentive Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the 2021 Equity Incentive Plan may not be less than 100% of the fair market value of the Common Stock subject to the stock option on the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

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The term of stock options granted under the 2021 Equity Incentive Plan may not exceed ten years from the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this PROPOSAL 6 as “continuous service”) terminates (other than for cause or the participant’s death or disability, as defined in the 2021 Equity Incentive Plan), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability, the participant may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s death (or the participant dies within a specified period following termination of continuous service), the participant’s beneficiary may exercise any vested stock options for up to 18 months following the participant’s death.

Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause, all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. For this purpose, the term “cause” is defined in the 2021 Equity Incentive Plan to mean any event which would qualify as cause for termination under the participant’s employment agreement with the Company, or, if there is no such employment agreement, any of the following (i) the commission of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), including theft or destruction of property of the Company or a subsidiary, or any other act or practice which the Committee shall, in good faith, deem to have resulted in the recipient’s becoming unbondable under the Company or any subsidiary’s fidelity bond; (ii) the willful engaging in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company or any subsidiary, monetarily or otherwise, including, but not limited to, improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company or any subsidiaries and competing with the Company or any subsidiaries, or soliciting employees, consultants or customers of the Company or any subsidiaries in violation of law or any employment or other agreement to which the recipient is a party; (iii) the continued failure or habitual neglect by a person who is an participant to perform his or her duties with the Company or any subsidiary; or (iv) other disregard of rules or policies of the Company or any subsidiary, or conduct evidencing willful or wanton disregard of the interests of the Company or any subsidiary.

Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if a participant’s continuous service terminates for any reason other than for cause and, at any time during the last 30 days of the applicable post-termination exercise period, the exercise of the stock option would be prohibited by applicable laws or the sale of any Common Stock received upon such exercise would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our Common Stock pursuant to the exercise of a stock option under the 2021 Equity Incentive Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our Common Stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the 2021 Equity Incentive Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2021 Equity Incentive Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the 2021 Equity Incentive Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2021 Equity Incentive Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third party financial institution for value.

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Limitations on Incentive Stock Options

In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:

●	the exercise price of the ISO must be at least 110% of the fair market value of the Common Stock subject to the ISO on the date of grant; and

●	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our Common Stock that may be issued pursuant to the exercise of ISOs under the 2021 Equity Incentive Plan is 1,666,667 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2021 Equity Incentive Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in Common Stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the Common Stock subject to the stock appreciation right on the date of grant. The term of stock appreciation rights granted under the 2021 Equity Incentive Plan may not exceed ten years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2021 Equity Incentive Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2021 Equity Incentive Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our Common Stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2021 Equity Incentive Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

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Performance Awards

The 2021 Equity Incentive Plan allows us to grant performance awards. A performance award is an award that may vest or may be exercised, or that may become earned and paid, contingent upon the attainment of pre-determined performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the applicable award agreement, the Plan Administrator may determine that cash may be used in payment of performance awards.

Performance goals under the 2021 Equity Incentive Plan are, for a performance period, the one or more goals established by the Plan Administrator for the performance period based upon the performance criteria that the Plan Administrator will select.

Performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Plan Administrator (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the Plan Administrator will appropriately make adjustments in the method of calculating the attainment of the performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body. In addition, the Plan Administrator retains the discretion to define the manner of calculating the performance criteria it selects to use for a performance period and to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goal.

Other Awards

Other forms of awards valued in whole or in part by reference to, or otherwise based on, our Common Stock may be granted either alone or in addition to other awards under the 2021 Equity Incentive Plan. Subject to the terms of the 2021 Equity Incentive Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other awards will be granted, the number of shares of our Common Stock to be granted and all other terms and conditions of such other awards.

Clawback Policy

Awards granted under the 2021 Equity Incentive Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts. In addition, the Board of Directors may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

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Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of our Common Stock subject to the 2021 Equity Incentive Plan; (ii) the class(es) and maximum number of shares of our Common Stock that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of shares of our Common Stock and the exercise, strike or purchase price per share of our Common Stock subject to outstanding awards.

Corporate Transaction

The following applies to each outstanding award under the 2021 Equity Incentive Plan in the event of a corporate transaction (as defined in the 2021 Equity Incentive Plan and described below), unless provided otherwise in the applicable award agreement, in any other written agreement between a participant and the Company, or in any director compensation policy of the Company. For purposes of this Proposal 6, the term “Transaction” will mean such corporate transaction.

In the event of a Transaction, any awards outstanding under the 2021 Equity Incentive Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company) (such entity, the “acquiring entity”), and any reacquisition or repurchase rights held by us with respect to the award may be assigned to the acquiring entity. If the acquiring entity does not assume, continue or substitute for such awards, then with respect to any such awards that are held by participants who are employees or non-employee directors and, in each case, whose continuous service has not terminated prior to the effective time of the Odyssey Asset Purchase (such participants, the “current employee and director participants”), the vesting (and exercisability, if applicable) of such awards will be accelerated in full (and with respect to any such awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance as of the date of the Odyssey Asset Purchase) to a date prior to the effective time of the Odyssey Asset Purchase (contingent upon the effectiveness of the Odyssey Asset Purchase), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the Odyssey Asset Purchase, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the Odyssey Asset Purchase). Any such awards that are held by persons other than current employee and director participants will terminate if not exercised (if applicable) at or prior to the effective time of the Odyssey Asset Purchase, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the Odyssey Asset Purchase.

In the event an award will terminate if not exercised at or prior to the effective time of a Transaction, the Plan Administrator may provide that the holder of such award may not exercise such award but instead will receive a payment equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the award, over (ii) any exercise price payable by such holder in connection with such exercise.

Under the 2021 Equity Incentive Plan, a “corporate transaction” generally means the consummation of any one or more of the following events: (1) a sale or other disposition of all or substantially all of our assets; (2) a sale or other disposition of at least 50% of our outstanding securities; (3) a merger, consolidation or similar transaction where the Company does not survive the transaction; or (4) a merger, consolidation or similar transaction where the Company does survive the transaction but the shares of our Common Stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Under the 2021 Equity Incentive Plan, a “change in control” generally means the occurrence of any one or more of the following events: (1) the acquisition by any person, entity or group of our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (2) a merger, consolidation or similar transaction in which our shareholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) our shareholders approve or our Board of Directors approves our complete dissolution or liquidation, or our complete dissolution or liquidation otherwise occurs; (4) a sale, lease, exclusive license or other disposition of all or substantially all of our assets, other than to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (5) when a majority of our Board of Directors becomes comprised of individuals who were not serving on our Board of Directors on the date the 2021 Equity Incentive Plan was adopted by our Compensation Committee (the “incumbent Board of Directors”), or whose nomination, appointment, or election was not approved by a majority of the incumbent Board of Directors still in office.

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Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the 2021 Equity Incentive Plan at any time. However, except as otherwise provided in the 2021 Equity Incentive Plan, no amendment or termination of the 2021 Equity Incentive Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain shareholder approval of any amendment to the 2021 Equity Incentive Plan as required by applicable law and listing requirements.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2021 Equity Incentive Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2021 Equity Incentive Plan. The 2021 Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to or higher than the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2021 Equity Incentive Plan authorizes the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

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For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

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Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to or greater than the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations

Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the 2021 Equity Incentive Plan will be subject to the deduction limit under Section 162(m) of the Code. These awards will not qualify for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

Effects of failure to approve Proposal 6

If the Company’s shareholders do not approve Proposal 6, to increase the number of shares of Common Stock available under the 2021 Equity Incentive Plan by 1,000,000, the Company will not have enough shares of Common Stock available to grant incentive awards to employees, non-employee directors and consultant, which could be detrimental to the Company.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of the majority of the shares represented in person or by Proxy at the Annual Meeting and entitled to vote on the proposal. In the event the shareholders fail to approve the Plan Amendment, attached hereto as Appendix D, the existing 2021 Equity Incentive Plan will continue in operation pursuant to its terms. Because each of our Directors and executive officers are eligible to participate in the 2021 Equity Incentive Plan, the approval of the Amendment to the 2021 Equity Incentive Plan impacts each of our Directors and executive officers and thus each of our Directors and executive officers has a personal interest in this proposal and its approval by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 6.

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PROPOSAL 7
RATIFICATION OF THE SELECTION OF CHERRY BEKAERT LLP
AS THE COMPANY’S INDEPENDENT AUDITORS

Summary

Mayer Hoffman McCann P.C. (“MHM”) served as the Company’s independent auditors and independent registered public accounting firm for the completion of the Company’s audit for the year ended December 31, 2022.

As previously reported, on August 15, 2023, we informed MHM of our decision to engage Cherry Bekaert LLP (“Cherry Bekaert”). On August 18, 2023, upon the completion of a comprehensive selection process, the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors approved the dismissal, effective immediately, of MHM and engaged Cherry Bekaert as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Company believes the appointment of Cherry Bekaert is in the best interest of its shareholders.

The audit report of MHM relating to the Company’s financial statements as of and for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the following: The report included an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern as result of its recurring operating losses, negative operating cash flows and accumulated deficit.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 30, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MHM’s satisfaction, would have caused MHM to make reference thereto in MHM’s reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, the Company reported that its internal control over financial reporting was not effective as of December 31, 2022 due to a material weakness in its internal controls related to the review of research and development contracts. The material weakness resulted in material errors in the unaudited financial statements for the three-month period ended March 31, 2022, the three- and six- month periods ended June 30, 2022, and the three- and nine- month periods ended September 30, 2022. As a result, the Company restated certain information contained in its previously issued unaudited interim consolidated financial statements for its Q1 2022 10-Q, the Q2 2022 10-Q, and the Q3 2022 10-Q. All such amendments were filed with the SEC on April 14, 2023. Management has been implementing and continues to implement measures designed to ensure that control deficiencies contributing to the material weakness are remediated, such that these controls are designed, implemented and operating effectively.

The Company provided MHM with a copy of the foregoing disclosures and requested that MHM furnish a letter addressed to the SEC stating whether it agrees with the foregoing disclosures. A copy of MHM’s letter, dated August 18, 2023 is filed as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on August 18, 2023.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 30, 2023, neither the Company nor anyone on its behalf has consulted with Cherry Bekaert regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as described in paragraph 304(a)(1)(v) of Regulation S-K.

The Board has directed that the Company submit the selection of Cherry Bekaert as the independent auditors and independent registered public accounting firm for 2023 for ratification by the shareholders at the Annual Meeting. Representatives of Cherry Bekaert, who are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions. Although ratification is not required by the Bylaws or otherwise, the Company is submitting the selection to its shareholders for ratification as a matter of good corporate practice and because the Company values its shareholders’ views. In the event the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Cherry Bekaert. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different auditor/independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the Company’s and the Company’s shareholders’ best interests.

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Independent Auditors’ Fees and Services

The following table provides the aggregate fees billed for professional services rendered by the Company’s MHM, the Company’s prior principal accountants, and Cherry Bekaert, the Company’s current principal accountants, in the categories indicated during each of the past two fiscal years ended December 31:

MHM Fees

Services Rendered	2022	2021
Audit Fees (1)	$244,400	$142,750
Audit-Related Fees (2)	—	—
Tax Fees (3)	9,200	7,005
All Other Fees (4)	—	—
	$253,600	$149,755

Cherry Bekaert Fees

Services Rendered	2022	2021
Audit Fees (1)	$0	$0
Audit-Related Fees (2)	—	—
Tax Fees (3)	0	0
All Other Fees (4)	—	—
	$0	$0

(1)	Audit Fees. This category includes fees for professional services provided in conjunction with the audit of the Company’s financial statements and with the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting, review of the Company’s quarterly financial statements, assistance and review of documents filed with the Securities and Exchange Commission, consents, and comfort letters and attestation services provided in connection with statutory and other regulatory filings and engagements.
(2)	Audit-Related Fees. This category includes fees for assurance and related professional services associated with due diligence related to mergers and acquisitions, consultation on accounting standards or transactions, internal control reviews and assistance with internal control reporting requirements, services related to the audit of employee benefit plans, and other attestation services not required by statute or regulation.
(3)	Tax Fees. This category includes fees for professional services provided related to tax compliance, tax planning and tax advice.
(4)	All Other Fees. There were no other fees paid to Mayer Hoffman McCann P.C. or Cherry Bekaert.

Substantially all MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Pre-Approval Policy

The Audit Committee approves in advance all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. The Audit Committee considers whether the provision of any proposed non-audit services is consistent with the Securities and Exchange Commission rules on auditor independence and has pre-approved certain specified audit and non-audit services to be provided by MHM for up to twelve (12) months from the date of the pre-approval. If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of the majority of the shares represented in person or by Proxy at the Annual Meeting and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 7.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2022, and the notes thereto.

Review with Management

The Audit Committee reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2022 and the notes thereto. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee discussed with Mayer Hoffman McCann P.C. the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC, which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee also received and reviewed written disclosures and the letter from Mayer Hoffman McCann P.C. as required by applicable requirements of the PCAOB and has discussed with Mayer Hoffman McCann P.C. their independence from us.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Charles L. Pope (Chair)

Dr. Alan Dunton

Dr. Frederick Telling (from December 2022)

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CORPORATE GOVERNANCE

The Company’s current corporate governance practices and policies are designed to promote shareholder value. We are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity. You can access information regarding our corporate governance practices on our web site at: https://ir.oragenics.com/governance-docs.

Board of Directors Corporate Governance Policy

Our Board has adopted the Board of Directors Corporate Governance Policy, which sets forth the principles that guide the Board’s exercise of its responsibility to oversee corporate governance, maintain its independence, evaluate its own performance and the performance of our executive officers and set corporate strategy. Our Corporate Governance Policy, states that currently different individuals fill the roles of Chairman and Chief Executive Officer. Our Board may refine our Corporate Governance Policy from time to time. You can access our Corporate Governance Policy on our website at: https://ir.oragenics.com/governance-docs.

Code of Ethics/Standards of Business Conduct

It is our policy to conduct our operations in compliance with all applicable laws and regulations and to operate our business under the fundamental principles of honesty, integrity and ethical behavior. We have adopted a code of ethics known as the Company Operating Principles, which is applicable to all of our Directors and employees, including our principal executive officer and our principal financial officer. A copy of the Company Operating Principles can be found on our website at www.oragenics.com. Any future amendments to, or waivers from, the Company Operating Principles will be posted on our website.

Our Company Operating Principles are designed to promote honest and ethical conduct and compliance with all applicable laws, rules and regulations and to deter wrongdoing. Our Company Operating Principles are also aimed at ensuring that information we provide to the public (including our filings with and submissions to the Securities and Exchange Commission) is accurate, complete, fair, relevant, timely and understandable. Our Company Operating Principles can be accessed on our web site at www.oragenics.com/governance. We intend to disclose amendments to certain provisions of our Company Operating Principles, or waivers of such provisions granted to Directors and executive officers, on our web site in accordance with applicable Securities and Exchange Commission requirements.

Independence of Directors

Our Common Stock is listed on a national securities exchange, the NYSE American. Accordingly, in determining whether our Directors are independent, we are required to comply with the rules of the NYSE American. We also expect to continue to comply with securities and other laws and regulations regarding the independence of Directors, including those adopted under Section 301 of the Sarbanes-Oxley Act and Rule 10A-3 under the Securities and Exchange Act of 1934 with respect to the independence of Audit Committee members. The NYSE American listing standards define an “independent director” generally as a person, other than an officer of a company, who does not, in the view of the company’s Board of Directors, have a relationship with the company that would interfere with the Director’s exercise of independent judgment. The Board has affirmatively determined that each of the following Directors, constituting a majority of the Board, is independent within the meaning of the NYSE American listing standards:

Charles L. Pope

Dr. Frederick W. Telling

Dr. Alan Dunton

Robert Koski

Bruce Cassidy

John P. Gandolfo

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Such independence definition includes a series of objective tests, including that the Director is not an executive officer employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by the NYSE American listing standards, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

Board Leadership Structure

We currently separate the positions of Chief Executive Officer and Chair of the Board. Since February 2011, Dr. Telling, one of our independent Directors, had served as our non-executive Chairman of the Board and from May 2, 2021 as Executive Chairman through December 16, 2022, at which time Mr. Charles Pope became our non-executive Chairman. The responsibilities of the Chair of the Board include: setting the agenda for each Board meeting, in consultation with the Chief Executive Officer; presiding at executive sessions; facilitating and conducting, with the Nominating Committee, the annual self-assessments by the Board and each standing committee of the Board, including periodic performance reviews of individual Directors; and conducting, with the Compensation Committee, a formal evaluation of the Chief Executive Officer and other executive officers in the context of the annual compensation review.

Separating the positions of Chief Executive Officer and Chair of the Board allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board believes that having an independent Director serve as Chair of the Board is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.

In addition, as described in more detail below, our Board has three standing committees, each chair and each member of which is an independent Director. Our Board delegates substantial responsibility to each Board committee, which reports their activities and actions back to the Board. We believe that our independent Board committees and their chairs are an important aspect of our Board leadership structure.

Risk Oversight

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our Board, our officers are responsible for the day-to-day management of the material risks the Company faces. In its oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The involvement of the Board in setting our business strategy at least annually is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for the Company. The Board regularly receives updates from management and outside advisors regarding certain risks the Company faces, including potential litigation and various operating risks.

In addition, our Board committees each oversee certain aspects of risk management. For example, our Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of our risk-related internal controls, and internal investigations; our Compensation Committee oversees risks related to compensation policies and practices; and our Nominating Committee oversees governance related risks, such as Board independence and conflicts of interest, as well as management and Director succession planning. Our Board committees report their findings to the Board.

Senior management attends Board and Board committee meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. The Board holds periodic strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the Company.

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Meetings of the Board of Directors and Committees

Board of Directors. Our property, affairs and business are under the general management of our Board of Directors as provided by the laws of the State of Florida and our Bylaws. The Board of Directors conducts its business through meetings of the full Board and through committees of the Board. The Board of Directors has appointed standing Audit, Compensation and Nominating and Governance Committees of the Board of Directors. The Board periodically reviews the size of the Board and recommends any changes it determines to be appropriate given our needs. Under our Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

The Board currently consists of seven members. The Board has no formal policy regarding board member attendance at the Annual Meeting. All of our existing Directors, with the exception of Mr. Koski who was out of town, attended the prior year’s annual meeting and all of our Directors are expected to attend the Annual Meeting either in person or electronically. The Board of Directors met or unanimously consented to resolutions 7 times during the year ended December 31, 2022 (“Fiscal 2022”). All Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees during Fiscal 2022. In conjunction with regularly scheduled meetings, our “independent” Directors met in separate executive sessions.

Audit Committee: The Audit Committee members currently consist of Mr. Charles Pope, Dr. Frederick Telling and Dr. Alan Dunton with Mr. Pope serving as Chairman. The Board has affirmatively determined that each such person met the independence requirements for audit committee purposes based on the more stringent independence standards imposed by applicable NYSE American and SEC rules. In addition, the Board of Directors has determined that Mr. Pope is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities and Exchange Act of 1934. In March 2004, the Audit Committee adopted a written charter which was modified on April 24, 2007 and on December 29, 2009. The Company believes that its Audit Committee Charter complies with the requirements related to Sarbanes-Oxley and a current copy of the Audit Committee Charter is available on our website http://ir.oragenics.com/governance-docs. The Audit Committee met or unanimously consented to resolutions 5 times during Fiscal 2022.

The Audit Committee has the sole authority to engage and discharge, review the independence, qualifications, activities and compensation of the Company’s independent registered certified public accountants. The Audit Committee reports to the Board the appointment of the independent registered certified public accountants. The Audit Committee must assure regular rotation of the lead and concurring audit partners. The Audit Committee is responsible for the oversight of the Company’s financial policies, control procedures, accounting staff, and reviews and approves the Company’s financial statements. The Audit Committee is responsible for the review of transactions between the Company and any Company officer, Director or entity in which a Company officer or Director has a material interest. The Audit Committee must develop and maintain procedures for the submission of complaints and concerns about accounting and auditing matters. The Audit Committee must assure CEO and CFO certifications meet their obligations by performing a review and evaluation of the Company’s disclosure controls and procedures. The Audit Committee has the authority to engage the services of an outside advisor when required. The Audit Committee must receive reports from the independent registered certified public accountants on critical accounting policies, significant accounting judgments and estimates, off-balance sheet transactions and non-Generally Accepted Accounting Principles financial measures.

Compensation Committee: The Compensation Committee consists of Directors Dr. Alan Dunton, Dr. Frederick Telling, and Mr. Charles Pope with Dr. Dunton serving as Chairman. The Board has determined that each current member of the Compensation Committee meets the applicable requirements for independence. None of the Compensation Committee members has ever been an officer or employee of the Company. The Compensation Committee is responsible for establishing the compensation of the Company’s Directors, Chief Executive Officer and all other executive officers, including salaries, bonuses, severance arrangements, and other executive officer benefits. The Compensation Committee also administers the Company’s various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards. The Compensation Committee adopted a charter in March 2004 to outline its compensation, benefits and management development philosophy and to communicate to shareholders the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. The Charter was modified on April 24, 2007, on December 29, 2009 and on June 6, 2013 and December 2019. A current copy of the Compensation Committee’s charter is available on our website at www.oragenics.com. The Compensation Committee met or unanimously consented to resolutions 4 times during Fiscal 2022.

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Nominating Committee: The Nominating Committee consists of Directors Mr. Robert Koski, Dr. Alan Dunton and Dr. Frederick Telling with Dr. Telling serving as Chairman. The Board has determined that each current member of the Nominating Committee meets the applicable requirements for independence. The Nominating Committee did not meet during Fiscal 2022. The Board adopted a nominating committee charter. The charter was updated on February 12, 2014 and December 2019. A current copy of the Nominating Committee’s charter is available on our website. In addition to recommending candidates to the Board for election at annual meetings of shareholders, the Nominating Committee oversees the evaluation of the Board as a whole and its committees, as well as individual evaluations of those Directors who are being considered for possible re-nomination to the Board. The evaluation process occurs annually and has, to date, been informal.

The Nominating Committee has not established specific minimum age, education, and years of business experience or specific types of skills for potential Director candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. The Nominating Committee also believes it is appropriate for a member of the Company’s management to participate as a member of the Board of Directors, although at present no such management member serves on the Board of Directors. The Nominating Committee will consider as candidates for Directors, individuals who possess a high level of ethics, integrity and values, and who are committed to representing the long-term interests of our shareholders. Such candidates must be able to make a significant contribution to the governance of the Company by virtue of their business and financial expertise, educational and professional background. The business discipline that may be sought at any given time will vary depending on the needs and strategic direction of the Company, and the disciplines represented by incumbent Directors. In evaluating candidates for nomination as a Director, the Nominating Committee will also consider other criteria, including geographical representation, independence, practical wisdom, mature judgment and having sufficient time to devote to the affairs of the Company in order to carry out the responsibilities of a Director. One or more of our Directors is required to possess the education or experience required to qualify as an audit committee financial expert as defined in the applicable rules of the Securities and Exchange Commission. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints and a diverse mix of the specific criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees.

Shareholder Recommendation of Nominees. The Board does not currently have a policy with regard to the consideration of any Director candidates recommended by security holders. Given the Company’s current size, stage of development, and size of the Board, the Board believes that it is not currently appropriate to establish a separate policy for security holders to submit such recommendations. Notwithstanding the lack of a formal policy regarding security holder nominations, the Board may from time to time consider candidates proposed for consideration for service on the Company’s Board by security holders. The Nominating Committee will consider qualified Director Nominees recommended by shareholders when such recommendations are submitted in accordance with applicable law, rule or regulation regarding Director nominations. Shareholders may submit candidates for nomination to our Board of Directors by writing to: Nominating Committee of the Board of Directors, Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634.

When submitting a nomination to us for consideration, a shareholder must provide certain information about each person whom the shareholder proposes to nominate for election as a Director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a Proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, or the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a Director if elected. The Board has not set any specific minimum qualifications that must be met by a nominee presented for consideration to the Board by a security holder. A Board member may become aware of a potential nominee and present such nominee to the full Board for consideration at a Board meeting. The Board would evaluate the candidate and determine whether such person should be considered for Board service based on a variety of criteria including but not limited to, whether the individual has experience in the Company’s industry, potential conflicts, and the person’s ability to work with existing Board members and expected contributions. The Board would evaluate a nominee submitted by a security holder in the same or similar manner as one recommended by the Nominating Committee.

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Direct Shareholder Communication to Board Members

The Company does not currently have a formal process for direct shareholder communications to the Board. The basis for the Board’s view that it is appropriate for the Company to not have such a formal process includes but is not limited to the following: the Company’s limited financial and personnel resources, the Company’s stage of operations and development and the ability for shareholders to communicate with Board members informally.

Shareholders with questions about the Company are encouraged to contact the Company’s Corporate Secretary. However, if shareholders feel their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to an individual Director(s) or to the Company’s Board of Directors, c/o Corporate Secretary, Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634. All shareholder communications received by the Company’s Corporate Secretary in this manner will be delivered to the individual Director(s) or to the Company’s Board of Directors.

The Chairman of the Board of Directors, Mr. Charles Pope, is an independent Director and has been designated by the Board of Directors to preside at the executive sessions of the independent Directors. If interested parties wish to make a concern known to the independent Directors, they may do so in a writing addressed to the Chairman of the Board, Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634.

Director Compensation

The Director Compensation program for 2022 consisted of the following:

Non-employee directors

Cash Compensation. The Director compensation program for 2022 provided that all non-employee Directors would receive an annual base fee for service on the Board of $45,000. In addition, the Chairperson of the Board and of our Audit Committee, Compensation Committee and Nominating Committee would also receive annual fees of $40,000, $20,000, $15,000 and $10,000 respectively. All non-employee Directors serving on our Audit Committee, Compensation Committee and Nominating Committee (other than as the Chairperson) would receive an annual fee of $10,000, $7,500, and $5,000, respectively, in connection with such committee service. In addition, from time to time, the Board may establish special committees and in connection therewith determine the cash compensation that would be paid to the Directors serving on a special committee at the time of the establishment of such committee. All fees for Board service are generally paid on or before the last business day of each quarter.

The Board expects to meet in-person for a minimum of four meetings each year. To the extent, the Board meets in excess of six in-person meetings an additional per meeting fee would also be considered to be paid to each Director by the Board for such additional in-person meeting. To the extent the Board determines to establish a special committee or a special committee was previously established and continues to function, the Board would determine the cash compensation payable to each Director serving on any such special committee.

Our Compensation Committee and our Board of Directors use market data as one means of evaluating and establishing Board remuneration. From time to time the Compensation Committee seeks the advice for compensation consultants on matters related to executive compensation, board remuneration and related governance matters.

Equity Compensation-New Director. Equity compensation is issued to Directors upon joining our Board. Non-employee Directors receive a stock option for the purchase of shares of Company’s Common Stock equating to $60,000 with an exercise price set as the Closing price of the Company’s Common Stock on the day immediately prior to the appointment to the Board, which will immediately vest and be exercisable for ten years, subject to early termination under the terms of the 2021 Equity Incentive Plan. If new Directors join the Board before July 1 of the calendar year, they would receive 100% of the value; 50% of such total value if they join between July 1 and October 1; 25% of such total value if they join after October in a calendar year.

Annual Equity Compensation Awards. As part of the Director Compensation Program each non-employee director receives equity awards under the 2021 Equity Incentive Plan. In July 2022, the Board considered and made annual equity awards to non-employee Directors of 3,667 stock options each which were awarded under the Company’s 2021 Equity Incentive Plan at an exercise price of $21.00 per share, the closing price on July 29, 2022. The options vested immediately.

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The stock option awards are subject to the standard terms and conditions of the Company’s form of stock option agreement which includes earlier vesting upon a change in control of the Company.

Discretionary Awards. As part of the Director Compensation Program, the Board may also make discretionary equity-based awards from time to time under our 2021 Equity Incentive Plan. A discretionary equity-based award was made in 2022 to Dr. Telling in connection with his service as executive chairman.

Minimum dollar value stock ownership requirements. Each non-employee Director receiving the above equity-based awards will be subject to a minimum dollar value stock ownership holding requirement with respect to the awards received as well as all prior equity awards under the 2021 Equity Incentive Plan which requirement is intended to align the ability to sell shares with the performance of the Company’s stock price. The non-employee Directors will each be subject to a minimum dollar value stock ownership requirement equal to six times the annual Board retainer ($270,000) which dollar threshold they would be precluded from selling shares of Company stock acquired from the Company under its 2021 Equity Incentive Plan.

Reimbursement of Expenses. Non-employee Directors are also reimbursed for expenses incurred in connection with their attendance at Board or committee meetings and reasonable out-of-pocket business expenses associated with their Board service.

Long-term Incentive Compensation. The Company did not have a Long-Term Incentive Compensation plan in place performance in 2022 for its Non-Employee Directors.

The following table sets forth the compensation of our non-employee Directors in 2022.

Director Compensation Table

Name	Fees earned or paid in cash (1)	Stock Awards	Option awards (2)	All other compensation (3)	Total
Dr. Frederick W. Telling	$150,182	—	$149,513	—	$299,695
Robert C. Koski	$55,000	—	$77,007	—	$132,007
Charles L. Pope	$82,500	—	$77,007	—	$159,507
Dr. Alan W. Dunton	$75,832	—	$77,007	—	$152,839
Kimberly M. Murphy	$37,943	—	$—	—	$37,943
Bruce Cassidy	—	—	—	—	—
John Gandolfo	—	—	—	—	—

(1)	Amounts represent cash compensation earned by our Non-employee Directors during 2021 in connection with their Board service including any service on committees or service in connection with special committees established by the Board. Amounts for Ms. Murphy were for the portion of the year she served as a non-employee independent director.

(2)	The amounts in this column represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718, Compensation—Stock Compensation (ASC 718). On June 23, 2022 and as part of the Company’s non-employee Director Compensation Program, Dr. Telling was awarded stock options, under the Company’s 2021 Equity Incentive Plan to purchase 4,167 shares of Company common stock, respectively, at an exercise price of $17.30 per share, the closing price of the Company’s common stock on the grant date, June 23, 2022. The options vested immediately. On July 29, 2022 and as part of the Company’s non-employee Director Compensation Program, each non-employee Director was awarded stock options, under the Company’s 2021 Equity Incentive Plan to purchase 3,667 shares of Company common stock, respectively, at an exercise price of $21.37 per share, the closing price of the Company’s common stock on the grant date, July 29, 2022. The options vested immediately. As of the end of the year non-employee Directors, Telling, Koski, Pope, and Dunton have aggregate options to acquire, 19,779, 18,222, 18,222, 18,222 and 18,222, respectively and there are no stock awards outstanding for any non-employee Director.

(3)	No other compensation was paid to the non-employee Directors except for reimbursement for travel expenses to Board meetings and other Board related meetings.

Employee Directors

The Director Compensation Program provides that employee Directors receive no additional compensation in connection with their board service. There was one employee Director in 2022, Ms. Murphy, our President and Chief Executive Officer for portion of the year, and no separate compensation is paid for her service as a Director after she became an executive officer of the Company. For a summary of Ms. Murphy’s compensation as a named executive officer, see the Summary Compensation Table.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section explains the objectives of our named executive officer compensation program, the compensation decisions we made with respect to compensation for our fiscal year ended December 31, 2022, and the factors we considered in making those decisions, and focuses on the compensation of officers who are listed below as our “named executive officers” and Key Employees:

●	Kimberly Murphy, our President and Chief Executive Officer, and Chief Financial Officer, and

●	Martin Handfield, our Senior Vice President of Discovery Research.*

●	Michael Sullivan, former Chief Financial Officer*

*Mr. Sullivan resigned from the Company, effective December 14, 2022 and Mr. Handfield resigned on May 23, 2023.

The Compensation Committee of our Board of Directors is responsible for establishing and evaluating our policies governing the compensation of our executive officers, including its named executive officers. The Compensation Committee reviews and proposes recommendations to the Board of Directors regarding the compensation to be paid to the Chief Executive Officer. In addition, the Compensation Committee reviews and approves the compensation to be paid to all other executive officers. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive. The Compensation Committee has, in the past, at times included the other members of our Board of Directors in its deliberations regarding the salaries of our named executive officers.

At our 2021 Annual Meeting of Shareholders, on an advisory basis, a majority of the shareholders who voted on this matter, approved the compensation of our named executive officers as disclosed in our Proxy Statement. The Compensation Committee believes the views of our shareholders are an important consideration when making decisions regarding our compensation program and will continue to take the views of our shareholders into consideration when assessing our compensation program and making decisions related to the structure and amount of pay.

Business Highlights

During 2022, we further developed our immunization product candidate to combat the novel coronavirus pandemic. Our compensation program continues to reflect the challenges associated with designing a compensation program at the beginning of the year that addresses pre-clinical work towards the development of a vaccine. Despite such challenges, the Compensation Committee remains committed to a philosophy which strongly aligns pay with demonstrated performance, and is confident that the decisions made are reflective of this overarching philosophy.

Compensation Objective

Our named executive compensation programs are designed to achieve the following objectives:

●	Attract, motivate and reward named executive officers whose knowledge, skills, performance and business relationships are critical to our success;

●	Align the interests of our named executive officers and shareholders by motivating named executive officers to ultimately increase shareholder value as well as facilitate retention;

●	Motivate our named executive officers to manage our business to meet our short term and long-range goals and reward accomplishment of these goals;

●	Provide a competitive compensation package which includes some pay for performance factors.

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Compensation Determination Process

We conduct an annual review of named executive officer compensation, generally in December or January. At the Compensation Committee’s direction, our Chief Executive Officer prepares an executive compensation review for each named executive officer, other than herself, which may include recommendations for:

●	a proposed year-end bonus, if any, based on the achievement of individual and/or corporate objectives;

●	a proposed increase, if any, in base salary and target annual incentive opportunity for the upcoming year; and

●	an award, if any, of stock options or stock awards for the year under review.

As part of the compensation review, our Compensation Committee also considers changes to a named executive officer’s employment agreement, compensation arrangements and benefits, responsibilities or severance arrangements.

In accordance with NYSE American requirements, the Compensation Committee also meets in an executive session without the Chief Executive Officer to consider and make recommendations to our Board of Directors regarding the Chief Executive Officer’s compensation, including base salary, cash bonus and year-end annual stock options. The Compensation Committee also grants year-end stock options to other named executive officers based on, among other factors, recommendations by our Chief Executive Officer.

In conjunction with the year-end annual compensation review, or as soon as practicable after the fiscal year-end, our Chief Executive Officer recommends to the Compensation Committee the corporate objectives and other criteria to be utilized for purposes of determining cash bonuses (i) for each named executive officer for the upcoming year (in accordance with that named executive officer’s employment agreement), and (ii) for all other employees as a group. The Compensation Committee in its discretion may revise our Chief Executive Officer’s recommendations or make its own recommendations to our Board of Directors, which may in turn suggest further revisions. At the end of the year, the Compensation Committee, in consultation with our Chief Executive Officer, reviews performance and determines the extent to which any established goals were achieved.

Setting Compensation for Named Executive Officers - Compensation Committee, Board of Directors and Chief Executive Officer or Principal Executive Officer

The Compensation Committee of our Board of Directors has the primary responsibility for determining compensation of our named executive officers. Our Compensation Committee recommends the compensation of our Chief Executive Officer or Principal Executive Officer and determines all compensation matters for our named executive officers, including base salary, bonuses, and equity compensation. Our Board of Directors, after considering the recommendations of the Compensation Committee, makes the final determination with respect to the compensation of our Chief Executive Officer or Principal Executive Officer. Utilizing input from our Chief Executive Officer or Principal Executive Officer, the Compensation Committee makes an independent decision on compensation for each other named executive officers, although our Compensation Committee has, on occasion, submitted its compensation determinations for named executive officers to our full Board of Directors for its approval.

Role of Compensation Consultant

Our Compensation Committee is authorized to engage a compensation consultants or other advisors to review our executive officers’ compensation, including a benchmarking analysis against the compensation of executive officers at comparable companies, to ensure that our compensation is market competitive, with the goal of retaining and adequately motivating our senior management. In March 2019 and January of 2020, our Compensation Committee retained Korn Ferry as a compensation consultant (“Korn Ferry”) to assess our current compensation programs and provide recommendations for continued improved alignment of the programs with our compensation philosophy and goals and to review and make recommendations regarding our executive and Director compensation for 2019 and 2020.

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Our Compensation Committee evaluates the performance of its compensation consultant, considers alternative compensation consultants, and has the final authority to engage and terminate such services. The Compensation Committee assessed the independence of Korn Ferry pursuant to SEC rules and the applicable listing standards of the NYSE American and concluded that no conflict of interest exists that would prevent Korn Ferry from serving as an independent consultant to our Compensation Committee. This Korn Ferry assessment has not been formally updated, nor has the engagement continued as the Compensation Committee believes, based on a variety of factors, including the small number of employees, that an updated assessment was not warranted.

During 2019 and 2020, Korn Ferry attended meetings of our Compensation Committee (both with and without management present) and provided the following services:

●	consulting with the Compensation Committee chair and other members between committee meetings;

●	establishing a compensation comparator peer group for use when making compensation decisions;

●	providing competitive market data based on the compensation peer group for our executive officer positions and evaluating how the compensation we pay our executive officers compares both to our performance and to how the companies in our compensation peer group compensate their executives;

●	reviewing and analyzing the base salary levels, annual cash bonus opportunities, and equity incentive compensation opportunities of our executive officers;

●	assessing executive compensation trends within our industry, and updating on corporate governance and regulatory issues and developments;

●	reviewing market equity compensation practices, including burn rate and overhang, and advising on the mix of equity award types; and

●	providing competitive market data based on the compensation peer group for the non-employee members of our Board and evaluating the compensation we pay to our non-employee directors.

During 2022 our Compensation Committee chair consulted informally with Korn Ferry representatives.

Benchmarking in the Context of Our Other Executive Compensation Principles

Our Compensation Committee reviews the compensation of similarly-situated executive officers at companies that we consider to be our peers, taking into consideration the experience, position and functional role, level of responsibility and uniqueness of applicable skills of both our executive officers and those of our peers, and the demand and competitiveness for attracting and retaining an individual with each executive officer’s specific expertise and experience. While this analysis is helpful in determining market-competitive compensation for senior management, it is only one factor in determining our executive officers’ compensation, and our Compensation Committee exercises its judgment in determining the nature and extent of its use.

For purposes of comparing our executive compensation against the competitive market, our Compensation Committee reviews and considers the compensation levels and practices of a group of comparable biotechnology companies known to the members of the Compensation Committee. The companies in this compensation peer group for 2019 and 2020 were selected by our Compensation Committee in March 2019 and reviewed in January 2020, in consultation with Korn Ferry, on the basis of their similarity to us at those times in terms of size, market capitalization, stage of development, research and development spend, industry sector, business strategy, and number of employees.

To analyze the compensation practices of the companies in our compensation peer group, Korn Ferry gathered data from public filings (primarily proxy statements) and from other sources. This information was then used as a reference point for our Compensation Committee to assess our current compensation levels in the course of its deliberations on forms and amounts of compensation. Given our objective of attracting, retaining, motivating, and rewarding a highly-skilled team of executive officers and other employees, we aim to deliver a total compensation package that is within a competitive range around the median as compared to peers, with an emphasis on equity incentive compensation so as to more effectively tie our named executive officers and employees’ interests to those of our shareholders. In light of this, when undertaking such analysis, our Compensation Committee has reviewed data pertaining to the 25th, 50th and 75th percentiles for base salary, total cash compensation (base salary plus annual bonus) and equity compensation. This competitive analysis is one factor, among others, taken into account by our Compensation Committee in assessing current compensation levels and recommending changes to compensation or additional awards of equity. Our Compensation Committee expects to review such compensation data as it believes necessary to make adjustments to its composition, taking into account changes in both our business and the businesses of the companies in the peer group. Due to the small number of employees and executive officers we have, among other factors, our Compensation Committee did not undertake an update to the peer group in 2022.

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Our Compensation Committee believes that, given the competitiveness of our industry and our culture, our base compensation, annual cash bonuses and equity programs are flexible enough to reward the achievement of clearly defined corporate goals and are sufficient to retain our existing executive officers and to hire new executive officers with the appropriate qualifications and experience.

Elements of Named Executive Compensation

For 2022, the principal components of compensation for our named executive officers consisted of:

●	Annual base salary;

●	Annual bonus incentives; and

●	Equity Incentive Awards/Option Awards.

Annual Base Salary

We provide our named executive officers with base salary to compensate them for services rendered during the year. Generally, the base salaries reflect the experience, skills, knowledge and responsibilities required of each executive officer, and reflect our executive officers’ overall performance and contributions to our business.

During its review of base salaries for executives, the Compensation Committee primarily considers:

●	the negotiated terms of each named executive officer’s employment agreement, if any;

●	an internal review of the named executive officer’s compensation, both individually and relative to other named executive officers; and

●	base salaries paid by comparable companies in the biopharmaceutical industry that have a similar business and financial profile.

Salary levels are considered annually as part of the company’s performance review process. Merit-based increases to salaries are based on management’s assessment of the individual’s performance, the recommendations made by the Chief Executive Officer to the Compensation Committee, and the comparative compensation at peer companies. The factors used in determining increases in base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment. The Compensation Committee periodically reviews the base salary for each executive officer.

Annual Incentive Bonuses

We provide an opportunity for each of our named executive officers to receive an annual incentive bonus based on the satisfaction of individual and company objectives established by the Compensation Committee and/or our Board of Directors, or if no objectives are established at the discretion of the Committee. These incentives are paid in cash. For any given year, these objectives may include individualized goals or company-wide goals that relate to operational, strategic or financial factors such as progress in developing our product candidates, achieving certain manufacturing, intellectual property, clinical and regulatory objectives, and raising certain levels of capital.

2022 Bonus Plan

The Company established performance-based bonus targets for its named executive officers in 2022 (the “2022 Bonus Plan”). The percentages were weighted for purposes of determining bonuses, if any, for the Company’s executive officers with respect to 2022 performance. Under such cash bonus program, Ms. Murphy, Mr. Sullivan, and Dr. Handfield were eligible for cash bonuses of up to 50%, 35% and 25% of their respective base salaries, or $215,000, $87,500, and $55,800 respectively, (each a “Bonus Target”).

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The bonuses payable to Ms. Murphy were to be based upon the achievement of the following objectives:

(i) Up to 50% of the Bonus Target for the vaccine development program’s Phase I clinical trial;

(ii) Up to 20% of the Bonus Target for the Company’s raising of additional capital;

(iii) Up to 7.5% of the Bonus Target for lantibiotic research and development planning;

(iv) Up to 7.5% of the Bonus Target for the Company’s share performance;

(v) Up to 7.5% of the Bonus Target for strategic planning initiatives; and

(vi) Up to 7.5% of the Bonus Target related to ensuring legal and regulatory compliance across the business.

The bonuses payable to Dr. Handfield are to be based upon the achievement of the following objectives:

(i) Up to 50% of the Bonus Target for lantibiotic research and development and regulatory filings;

(ii) Up to 20% of the Bonus Target for the vaccine development program, including pending toxicology study;

(iii) Up to 15% of the Bonus Target for strategic initiatives regarding the Company’s antivirals program research and development; and

(iv) Up to 15% of the Bonus Target for administrative, management, and regulatory compliance matters.

The executive officers’ actual bonuses for fiscal year 2022 were eligible to exceed 100% of their 2022 Bonus Target percentage in the event performance exceeds the predetermined goals and/or upon the achievement of other specified goals, including stretch goals. Payment of bonuses to the Company’s executive officers under the 2022 Bonus Program and the actual amount of such bonus, if any, are at the discretion of the Compensation Committee.

The bonuses payable to Mr. Sullivan, our former Chief Financial Officer, were based upon the achievement of the following objectives: (i) Up to 40% of the Bonus Target for financial performance objectives including the Company’s raising of additional capital, budgeting and financial planning; (ii) Up to 20% of the Bonus Target for strategic planning initiatives; (iii) Up to 20% of the Bonus Target for the Company’s share performance; and (iv) Up to 20% of the Bonus Target for external corporate communications, physical location management, and personnel development. Mr. Sullivan resigned effective December 14, 2022. A portion of bonuses earned were paid to Mr. Sullivan in connection with his separation from us as an officer and employee.

Equity Incentive Compensation

We believe that successful long-term corporate performance is more likely to be achieved with a corporate culture that encourages a long-term focus by our named executive officers and other employees through the use of equity awards, the value of which depends on our stock performance. We established our 2021 Equity Incentive Plan to provide all of our employees, including our named executive officers, with incentives to help align our employees’ interests with the interests of our shareholders and to enable them to participate in the long-term appreciation of our shareholder value. Additionally, equity awards provide an important retention tool for all employees, as the awards generally are subject to vesting over an extended period of time based on continued service with us.

We typically grant equity awards in connection with hiring a new employee. In addition, equity awards may also be granted for performance annually at, or soon after, the end of each year, depending on position, performance and tenure at the Company.

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The determination of whether to grant stock options, as well as the size of such grants, to our named executive officers involves assessments by the Compensation Committee and our Board of Directors and, with respect to named executive officers other than herself, our Chief Executive Officer. Generally, annual equity awards are driven by our desire to retain and motivate our named executive officers, and we consider individual performance and contributions during the preceding year to the extent the Compensation Committee and our Board of Directors believe such factors are relevant. As with base salary and cash bonuses, in evaluating and determining stock option grants to our named executive officers, the Compensation Committee and our Board of Directors also considers publicly available data from other similar clinical stage companies identified by the Compensation Committee.

We currently grant stock options or stock awards to new employees when they join our Company based upon their position with us and their relevant prior experience. The awards granted by the Compensation Committee generally vest over time during the ten-year option term (although some previously granted awards vest immediately), or upon the achievement of certain milestones. Unless otherwise agreed to by us with respect to a termination without “cause” or for “good reason,” vesting and exercise rights generally cease upon termination of employment, except in the case of death (subject to a one-year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a shareholder with respect to the shares subject to such option, including voting rights or the right to receive dividends or dividend equivalents. In addition to the initial option grants, our Compensation Committee may grant additional options to retain our employees and reward, or provide incentive for, the achievement of corporate goals and strong individual performance. Our Board of Directors has not granted our Chief Executive Officer the discretion to grant options to non-executive employees upon joining our Company, or to make grants during each annual non-executive employee review cycle.

It is our policy to award stock options at an exercise price equal to the closing price on the NYSE American Market of our Common Stock on the date of the grant. For purposes of determining the exercise price of stock options, the grant date generally based upon the later of the first day of employment for newly hired employees, or the date and time on which the Compensation Committee or Board approves the stock option grant.

We have no program, practice or plan to grant stock options, in coordination with the release of material nonpublic information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of stock options or other compensation, and we have no plan to do so. We do, however, have a policy regarding the adjustment or recovery of stock option awards in connection with the restatement of our financial statements, as our stock option awards have not been tied to the achievement of specific financial statement goals.

Other Compensation

Other aspects of compensation applicable to our named executive officers consist of the following:

Retirement Benefits. We maintain a Simple Individual Retirement Arrangement plan in which all full-time employees, including our named executive officers, are eligible to participate. We provide this plan to help its employees save some amount of their cash compensation for retirement in a tax efficient manner. We do not provide an option for its employees to invest in our stock under the 401k plan. We match 100% of the employee’s contribution up to a maximum of 3% of the employee’s compensation.

Health and Welfare Benefits. All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage as may be provided and applicable to all employees.

Perquisites. We do not provide perquisites or other personal benefits to our named executive officers other than those that we provide to our employees.

Employment Agreements. During 2022, we had employment agreements in effect with Ms. Kimberly Murphy, Mr. Michael Sullivan, and Dr. Handfield. We entered into employment agreements with these officers to ensure that they would perform their respective roles with us for an extended period of time. In addition, we also considered the critical nature of each of their positions and our need to retain them when we committed to these agreements. We had an employment agreement with Mr. Sullivan who resigned as our officer and employee, effective December 14, 2022, but he continued to be available to us through a consulting arrangement for a limited time and on an hourly rate basis.

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2022 Named Executive Officer Compensation Decisions

We believe that the total compensation paid to our named executive officers for the fiscal year ended December 31, 2022 achieved the overall objectives of our executive compensation program. In accordance with our overall objectives, we believe executive compensation for 2022 was competitive with other similarly-sized companies. The Compensation Committee took the following key compensation actions in 2022:

Base Salaries

During 2022, we made no changes in the annual base salaries of our named executive officers.

Name	Annual Salary For 2022	Increase	Annual Salary For 2023
Kimberly Murphy	$430,000	$-	$430,000
Dr. Martin Handfield	$223,200	$-	$223,200

Determination of Cash Bonus-2022:

We made performance-based cash bonus awards pursuant to the terms of the 2022 Bonus Plan to Ms. Murphy, Mr. Sullivan and Dr. Handfield of $22,000, $35,000, and $34,875, respectively, based upon their performance during 2022. These performance-based cash bonus awards were made in December of 2022.

Determination of Equity Awards:

We made stock option grants to Ms. Murphy, Mr. Sullivan, and Dr. Handfield, under the Company’s 2021 Equity Incentive Plan. Ms. Murphy and Mr. Sullivan received grants to purchase 13,333 and 4,167 shares of Company common stock, respectively, at an exercise price of $18.00 per share, the closing price of the Company’s common stock on the grant date, June 23, 2022. With respect to Ms. Murphy’s award, 2,666 options vested on the grant date, 2,666 options vested on December 23, 2022, 2,667 options will vest on June 23, 2023, on December 23, 2023, and on June 23, 2024, respectively. With respect to Mr. Sullivan, 4,167 options vested on the grant date. In addition, Mr. Sullivan, and Dr. Handfield, received grants which are subject to time-based vesting in equal annual installments over a three-year period on the first, second and third anniversaries of the date of grant, to purchase 3,333 and 1,667 shares of Company common stock, respectively, at an exercise price of $21.60 per share, the closing price of the Company’s common stock on the grant date, July 29, 2022.

The stock option awards are subject to the standard terms and conditions of the Company’s form of stock option agreement which includes, as applicable, earlier vesting upon a change in control of the Company.

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Summary Compensation Table

The following table sets forth the aggregate compensation in 2022 and 2021 for services in all capacities paid or accrued by the Company to Ms. Kimberly Murphy, and our next most highly compensated officer who earned more than $100,000 in total salary and bonus during the fiscal year ended December 31, 2022, as well as a former executive officer (the “Named Executive Officers”).

Name and principal position	Year	Salary	Bonus(1)	Stock Awards (2)	Option Awards (2)	All Other Compensation (3)	Total
Kimberly Murphy	2022	$224,923	$22,000	$—	$232,000	$5,913	$484,836
Chief Executive Officer and President	2021	$—	$—	$—	$—	$—	$—
Dr. Martin Handfield	2022	$223,200	$34,875	$—	$35,000	$6,696	$299,771
Senior Vice President Discovery Research	2021	$209,835	$39,060	$—	$295,600	$6,295	$550,790
Former Officer:
Michael O. Sullivan	2022	$250,000	$35,000	$—	$142,500	$7,187	$434,687
Chief Financial Officer	2021	$238,304	$70,000	$—	$367,000	$7,124	$682,428

(1)	For Ms. Murphy, Mr. Sullivan, and Dr. Handfield, the amounts in this column for 2022 represent a performance-based cash bonus award made pursuant to the terms of the 2022 Bonus Plan which was earned in 2022 and paid in December 2022.
(2)	The amounts in this column represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718, Compensation—Stock Compensation (ASC 718). Ms. Murphy and Mr. Sullivan received grants, under the Company’s 2021 Equity Incentive Plan, to purchase 13,330 and 4,167 shares of Company common stock, respectively, at an exercise price of $18.00 per share, the closing price of the Company’s common stock on the grant date, June 23, 2022. In addition, Mr. Sullivan, and Dr Handfield received grants, to purchase 3,334 and 1,667 shares of Company common stock, respectively, at an exercise price of $21.60 per share, the closing price of the Company’s common stock on the grant date, July 29, 2022. The stock option awards are subject to the standard terms and conditions of the Company’s form of stock option agreement which includes, as applicable, earlier vesting upon a change in control of the Company. Under Securities and Exchange Commission rules relating to executive compensation disclosure, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Fair values relating to share grants have been determined under ASC 718 and were calculated using the common stock closing price on the date of grant and multiplying that price by the number of shares subject to the share grant. The equity-based compensation expense relating to the stock grants is recognized over the requisite service period of the grant. For option awards, we utilize the Black-Scholes Pricing Option Pricing Model to determine the fair value on the date of the grant multiplied by the number of options subject to the option grants in accordance with ASC 718. The stock-based compensation expense relating to the stock option grants is recognized over the requisite service period of the grant and the amounts included in the Option Awards column do not reflect compensation actually received by the named executive officers. For information on the assumptions used to calculate the fair value of stock option grants, refer to Note 8 - “Stock Compensation Plan” in our financial statements for the year ended December 31, 2022.2021 Equity Incentive Plan
(3)	Amounts in this column for Ms. Murphy, Mr. Sullivan and Dr. Handfield represent the Company’s matching contributions to our Simple IRA retirement plan. The retirement plan requires us to match employee contributions up to the first 3% of compensation earned.
(4)	Ms. Murphy commenced her employment with us on June 23, 2022 and her compensation and bonus are for the portion of the year she served as our President and Chief Executive Officer. Prior to becoming our Chief Executive Officer, Ms. Murphy served as an independent director and was compensated in that capacity in accordance with our director compensation program. See “Director Compensation” below for the amount of compensation Ms. Murphy was paid as an independent director prior to becoming our President and Chief Executive Officer.

The Compensation Committee believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. The Compensation Committee utilizes the 2021 Equity Incentive Plan to provide incentives to employees. We do not have any separate long-term incentive plans that provide compensation intended to serve as incentives for performance other than awards contemplated under, or pursuant to, our 2021 Equity Incentive Plan2021 Equity Incentive Plan.

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Outstanding Equity Awards

The following table provides information concerning unexercised options outstanding as of December 31, 2022:

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Kim Murphy	5,332	8,000	(2)	18.00	6/23/2032
President and Chief Executive Officer
Dr. Martin Handfield		1,667	(1)	21.60	7/29/2032
Senior Vice President of Discovery Research	417	833	(1)	29.40	12/16/2031
	1,222	2,444	(1)	72.00	2/18/2031
	6,111	1,222	(1)	28.80	2/5/2030
	3,667			43.80	9/27/2028
	267			91.20	6/22/2028
	233			222.00	6/27/2027
	250			792.00	3/16/2025
	67			528.00	12/8/2024
Michael O. Sullivan	4,167			18.00	3/14/2023
Former Chief Financial Officer	2,499			72.00	3/14/2023
	8,330			28.80	3/14/2023
	4,167			43.80	3/14/2023
	300			91.20	3/14/2023
	292			222.00	3/14/2023
	333			792.00	3/14/2023
	67			528.00	3/14/2023
	42			516.00	3/14/2023

(1)	Represents awards that are time vested with each award vesting evenly on an annual basis over three years, subject to earlier vesting upon a change in control as defined in the award agreements.
(2)	Represents awards that are time vested with each award vesting evenly on a semi-annual basis over two years, subject to earlier vesting upon a change in control as defined in the award agreements.

Other Policies and Considerations - Employment Contracts and Change in Control Arrangements

We have entered into employment agreements with our President and Chief Executive Officer, Ms. Murphy, our Chief Financial Officer, Ms. Huffman, and our Senior Vice-President of Research and Development, Dr. Martin Handfield (the “Employment Agreements”).

Employment Agreements—Ms. Murphy, Chief Executive Officer and President

On June 23, 2022, Ms. Murphy entered into an Executive Employment Agreement with us under the terms substantially similar to the employment agreements of existing executives. Under the terms of her Executive Employment Agreement, Ms. Murphy’s employment with us became effective June 23, 2022 and she receives an annual base salary of $430,000 and will be eligible for a Performance Bonus with a target of 50% of her annual salary based on appropriate Company based and individual based targets in the discretion of the Compensation Committee as approved by the full Board of Directors. Ms. Murphy will be eligible to participate in the medical insurance and other benefits available to all employees except her annual vacation will be set at four (4) weeks.

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In connection with Ms. Murphy’s employment, she also was awarded stock options to acquire 13,330 shares of common stock under our 2021 Equity Incentive Plan (the “Plan”), at an exercise price of $17.70 which was our closing price on the grant date. The options have vested or shall vest as follows: 2,666 options vested on the grant date, 2,666 options vested on December 23, 2022, 2,666 options shall vest on June 23, 2023, 2,666 options shall vest on December 23, 2023, and 2,666 options shall vest on June 23, 2024, in each case provided Ms. Murphy has remained in continuous employment with us through such dates.

The Executive Employment Agreement is terminable at any time by us and upon 30 days’ notice by Ms. Murphy. Upon separation for any reason, Ms. Murphy shall receive her base salary accrued through the date of termination, and any vested rights and benefits provided under our employee benefit plans and programs. In addition, if Ms. Murphy’s separation from employment is terminated by us without Cause, for Good Reason by Ms. Murphy or for non-renewal by us after the end of the Initial Term and Ms. Murphy signs a full general release then we would be obligated to pay Ms. Murphy six months of her annual base salary as severance plus any earned but unpaid Performance Bonus.

If Ms. Murphy’s employment is terminated by us without Cause or by Ms. Murphy for Good Reason during the period of 90 days either prior to or following a Change in Control and Ms. Murphy signs a full general release then we would be obligated to pay Ms. Murphy six months of her annual base salary as severance, any earned, accrued but unpaid bonus Performance Bonus and Ms. Murphy’s Performance Bonus for the year of the Change in Control at target level of performance. Additionally, with any such termination Ms. Murphy’s stock options or other stock awards under our 2021 Equity Incentive Plan which are not vested shall vest as of her termination date. Under the Executive Employment Agreement, “Change in Control” is defined as a transaction or series of transactions which constitutes a sale of control of the Company, a change in effective control of the Company, or a sale of all or substantially all of our assets, or a transaction which qualifies as a “change in ownership” or “change in effective control” of the Company or a “change in ownership of substantially all of the assets” of the Company under the standards set forth in Treasury Regulation section 1.409A-3(i)(5).

In the Executive Employment Agreement Ms. Murphy has agreed to duties of non-disclosure of Confidential Information, non-competition and non-solicitation and our ownership of development provisions.

Employment Agreements—Ms. Huffman, Chief Financial Officer

On March 6, 2023, Ms. Huffman entered into an Executive Employment Agreement with us under the terms substantially similar to the employment agreements of existing executives. Under the terms of her Executive Employment Agreement, Ms. Huffman’s employment with us became effective March 6, 2023 and she receives an annual base salary of $250,000 and will be eligible for a Performance Bonus with a target of 35% of her annual salary based on appropriate Company based and individual based targets in the discretion of the Compensation Committee as approved by the full Board of Directors. Ms. Huffman will be eligible to participate in the medical insurance and other benefits available to all employees except her annual vacation will be set at four (4) weeks.

In connection with Ms. Huffman’s employment, she also was awarded stock options to acquire 7,000 shares of common stock under our 2021 Equity Incentive Plan (the “Plan”), at an exercise price of $4.00 which was our closing price on the grant date. The options shall vest as follows: 1,400 options shall vest on the grant date, 1,400 options shall vest on September 6, 2023, 1,400 options shall vest on March 6, 2024, 1,400 options shall vest on September 6, 2024, and 1,400 options shall vest on March 6, 2025, in each case provided Ms. Huffman has remained in continuous employment with us through such dates.

The Executive Employment Agreement is terminable at any time by us and upon 60 days’ notice by Ms. Huffman. Upon separation for any reason Ms. Huffman shall receive her base salary accrued through the date of termination, and any vested rights and benefits provided under our employee benefit plans and programs. In addition, if Ms. Huffman’s separation from employment is terminated by us without Cause or for non-renewal by us after the end of the Initial Term and Ms. Huffman signs a full general release then we would be obligated to pay Ms. Huffman six months of her annual base salary as severance plus any earned but unpaid Performance Bonus.

If Ms. Huffman’s employment is terminated by us without Cause during the period of 30 days following a Change in Control and Ms. Huffman signs a full general release then we would be obligated to pay Ms. Huffman six months of her annual base salary as severance, any earned, accrued but unpaid bonus Performance Bonus and Ms. Huffman’s Performance Bonus for the year of the Change in Control at target level of performance. Additionally, with any such termination Ms. Huffman’s stock options or other stock awards under our 2021 Equity Incentive Plan which are not vested shall vest as of her termination date. Under the Executive Employment Agreement, “Change in Control” is defined as a transaction or series of transactions which constitutes a sale of control of the Company, a change in effective control of the Company, or a sale of all or substantially all of our assets, or a transaction which qualifies as a “change in ownership” or “change in effective control” of the Company or a “change in ownership of substantially all of the assets” of the Company under the standards set forth in Treasury Regulation section 1.409A-3(i)(5).

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In the Executive Employment Agreement Ms. Huffman has agreed to duties of non-disclosure of Confidential Information, non-competition and non-solicitation and Company ownership of developments provisions.

Employment Agreements—Dr. Handfield, Senior Vice President of Discovery Research

On May 11, 2010, Dr. Handfield entered into an Executive Employment Agreement with us. Under the terms of his Executive Employment Agreement, Dr. Handfield’s employment became effective May 11, 2010 and he currently receives an annual base salary of $223,200 that is subject to adjustment from time to time as determined by the Board of Directors. Dr. Handfield will be eligible for a Performance Bonus with a target of 25% of his annual salary based on appropriate Company based and individual based targets in the discretion of the Compensation Committee as approved by the full Board of Directors. Dr. Handfield will be eligible to participate in the medical insurance and other benefits available to all employees except his annual vacation will be set at four (4) weeks.

The Executive Employment Agreement is terminable at any time by either party and if Dr. Handfield is involuntarily terminated by us, he shall receive his base salary and vacation pay each accrued through the date of termination, and any nonforfeitable benefits earned and payable to him under the terms of the employee handbook (which applies to all employees) and benefits available under any applicable incentive plan in which the executive participates. In addition, if Dr. Handfield’s separation from employment is not voluntary and without cause, we would be obligated to pay him six months of his annual base salary as severance and Dr. Handfield shall be entitled to out placement services. If Dr. Handfield is terminated for Cause, he shall be entitled to receive his base salary and accrued vacation due through the date of termination and any nonforfeitable benefits already earned and payable to Dr. Handfield under the terms of the employee handbook or other applicable incentive plans maintained by us. “Cause” is defined in the Executive Employment Agreement as any action that is illegal, immoral, or improper that reflects on us, Dr. Handfield, or the ability of either party to function optimally. If Dr. Handfield voluntarily resigns, he shall be entitled to this base salary and accrued vacation due through the date of termination (including any mutually agreed upon notice period) and any nonforfeitable benefits already earned and payable to Dr. Handfield under the terms of the employee handbook or other incentive plans maintained by us.

If Dr. Handfield dies during the term of employment with us, his estate shall be paid his salary as it would have accrued over a period of thirty days after the executive officer’s death. We shall also extend Dr. Handfield’s right to exercise vested stock options for six months. In the event Dr. Handfield becomes disabled (as defined in the then applicable short and long-term disability insurance policies) we shall pay to him his salary as it would have accrued over a period of 30 days after he became so disabled and we shall extend his right to exercise vested stock options for six months.

The Executive Employment Agreement also includes non-disclosure and Company ownership of invention provisions, as well as a provision providing for the Company to defend and indemnify Dr. Handfield if he is named as a defendant in any lawsuit regarding any action taken within his scope of employment. In the event of a change in control, any stock options or other awards granted (other than performance awards) under our equity incentive plans shall become immediately vested in full and, in the case of stock options, exercisable in full. If the change in control results in an involuntary separation from employment of Dr. Handfield within 180 days following a change in control, Dr. Handfield would be entitled to (i) receive six months of salary and the extension of his benefits (excluding vacation time and paid time off) and (ii) exercise vested options for six months from the date of separation. Under the Executive Employment Agreement, “involuntary separation of employment” means (i) termination without cause, (ii) any reduction in responsibilities of office altering the status of the executive officer as an employee, or (iii) the duplication of the executive officer’s position by an equivalent executive in an acquiring entity; and “change in control” is defined as the sale of the entire company, or substantially all of its assets, or the sale of the business unit employing an individual which result in the termination of employment or subsequent transfer of the employment relationship to another legal entity, or any single party acquiring more shares than are owned by the Koski Family Limited Partnership including its members and their immediate families, including spouses and their children.

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The annual base salaries provided in the Employment Agreements are payable in installments consistent with our normal payroll practices.

The Employment Agreements also each include non-disclosure and Company ownership of invention provisions, as well as a provision providing for us to defend and indemnify the executive if the executive is named as a defendant in any lawsuit regarding any action taken within the scope of employment. In the event of a change in control, any stock options or other awards granted (other than performance awards) under our equity incentive plans shall become immediately vested in full and, in the case of stock options, exercisable in full. If the change in control results in an involuntary separation from employment of the executive officer within 180 days following a change in control, the executive officer would be entitled to (i) receive six months of salary and the extension of his benefits (excluding vacation time and paid time off) and (ii) exercise vested options for six months from the date of separation. Under the Employment Agreements, “involuntary separation of employment” means (i) termination without cause, (ii) any reduction in responsibilities of office altering the status of the executive officer as an employee, or (iii) the duplication of the executive officer’s position by an equivalent executive in an acquiring entity.

Employment Agreement—Mr. Sullivan Former Chief Financial Officer

Mr. Sullivan resigned as our Chief Financial Officer effective December 14, 2022. In connection with Mr. Sullivan’s resignation, we entered into a consulting agreement with Mr. Sullivan which provided for his continued services to the Company. A portion of bonuses earned were paid to Mr. Sullivan in connection with his separation from us as an officer and employee.

Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee takes into consideration the tax consequences of compensation to the named executive officers, but tax considerations are not a significant part of our Company’s compensation policy.

Accounting for Share-Based Compensation

We account for share-based compensation in accordance with the requirements of FASB ASC Topic 718. This accounting treatment has not significantly affected our executive compensation decisions.

Clawbacks

In order to further align management’s interests with those of shareholders and to support the Company’s governance practices, the Board of Directors adopted a recoupment policy applicable to annual bonuses and other short-term and long-term incentive compensation based on financial targets (“Incentive Compensation”) received by current and former executive officers of the Company and such other senior executives/employees of the Company who may from time to time be deemed subject to the policy by the Board of Directors (“Covered Executive”). The policy provides that if, as a result of a restatement of the Company’s financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, a Covered Executive received more Incentive Compensation than the Covered Executive would have received absent the incorrect financial statements, the Company shall recover said excess Incentive Compensation (defined as the excess of (i) the actual amount of Incentive Compensation paid to the Covered Executive over (ii) the Incentive Compensation that would have been paid based on the restated financial results during the three-year period preceding the date on which the Company is required to prepare such restatement). The policy also provides that if the Board of Directors makes a determination in its sole discretion that a Covered Executive engaged in Misconduct (as defined below), the Board of Directors may require reimbursement or forfeiture of all or part of the Incentive Compensation received by the Covered Executive. The Board of Directors may use its judgment in determining the amount to be recovered. Misconduct is defined as (i) conviction of a felony, (ii) material breach of any agreement with the Company, (iii) material breach of any Company policy or code, (iv) act of theft, embezzlement or fraud, (v) misrepresentation or misstatement of financial or performance results, and (vi) any other act or event that the Board of Directors has determined that recoupment is appropriate.

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Consideration of Shareholder Advisory Vote on Executive Compensation

The Compensation Committee also expects to consider the results of our shareholder advisory vote on executive compensation. Our shareholders have historically voted in favor of the compensation of our named executive officers: approximately 78.7% of the shares represented in person or by proxy having voted in favor of the program. In light of these results, the Compensation Committee has determined to substantially continue the executive compensation program. The Board of Directors determined that shareholder advisory votes on executive compensation will be submitted to our shareholders annually until the next required advisory vote on the frequency of conducting advisory votes on executive compensation.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or our Compensation Committee view the link between the Company’s performance and the pay of our principal executive officers (“PEOs”) and our non-PEO named executive officers (“NEOs”).

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our PEOs and our non-PEO NEOs in comparison to certain performance metrics for each of the fiscal years ending December 31, 2021 and December 31, 2022. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table Total values for the applicable year as described in the footnotes to the table.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Year (1)	Summary Compensation Table Total for PEO 1 (Kimberly Murphy) ($) (1) (2)	Summary Compensation Table Total for PEO 3 (Dr. Alan Joslyn) ($) (1) (2)	Compensation actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers($)(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers($)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return($)(4)	Net Income($)(in thousands)(5)	Cash & Cash Equivalents
2022	$484,836	$-	$212,601	$332,229	103,617	25.00	$(1,428,800)	11,427
2021	$-	$924,427	931,464	616,609	303,795	100.00	$(1,571,200)	27,266

(1)	Kimberly Murphy has served as our PEO since June 2022. Michael Sullivan was our interim PEO from May 2021 until June 2022. Dr. Alan Joslyn was our PEO from June 2016 until May 2021. Our NEOs for 2022 were Dr. Martin Handfield and Michael O. Sullivan. Our NEO for 2021 was Dr. Martin Handfield.
(2)	Amounts in this column represent the “Total” column set forth in the Summary Compensation Table (“SCT”) on page 52. See the footnotes to the SCT for further detail regarding the amounts in these columns. Dr. Alan Joslyn was not presented in the Summary Compensation Table because of his resignation in 2021 but was used in the above table.
(3)	The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” These amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP).
(4)	The shareholder return is based on comparing the stock price from the end of one fiscal period to the end of the subsequent fiscal period and determining the percentage that the initial investment has increased or decreased over that period.
(5)	The net income is derived from the GAAP approach of subtracting net expenses from net revenues to arrive at net income.

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The following tables set forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our NEO’s during each of the years in question:

Adjustments to Determine Compensation “Actually Paid” for PEO	2022	2021
Deduction for the Amounts Reported Under the “Stock Awards” column in STC	$-	$-
Deduction for the Amounts Reported Under the “Option Awards” column in STC	$232,500	$-
Increase for Fair Value of Awards that Remain Unvested as of year end	$52,000	$-
Increase for Fair Value of Awards Granted during year that vest during year	$35,000	$-
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted prior to year that were Outstanding and Unvested as of year end	$-	$7,000
Increase/deduction for Change in Fair Value from Prior Year-end to vesting date of Awards granted prior to year that were vested during the year	$(126,320)	$-
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	$-	$-
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	$-	$-
Total Adjustments	$212,601	$931,464

Adjustments to Determine Compensation “Actually Paid” for Non-PEO NEOs	2022	2021
Compensation from table	$332,229	$616,609
Deduction for the Amounts Reported Under the “Stock Awards” column in STC	$-	$-
Deduction for the Amounts Reported Under the “Option Awards” column in STC	$88,750	$331,300
Increase for Fair Value of Awards that Remain Unvested as of year end	$-	$12,006
Increase for Fair Value of Awards Granted during year that vest during year	$27,063	$2,480
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted prior to year that were Outstanding and Unvested as of year end	$(73,000)	$2,000
Increase/deduction for Change in Fair Value from Prior Year-end to vesting date of Awards granted prior to year that were vested during year	$(51,000)	$2,000
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	$(42,925)	$-
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	$-	$-
Total Adjustments	$103,617	$303,795

Pay Versus Performance Narrative Disclosure

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table and each of total shareholder return (“TSR”) and net loss.

We utilize several performance measures to align executive compensation with our performance. As described in more detail above in the section “Other Policies and Considerations - Employment Contracts and Change in Control Arrangements,” part of the compensation our NEOs are eligible to receive consists of annual performance-based bonuses that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. Performance measures with respect to the performance bonuses include the Company’s share performance.

With respect to net income, specifically, because we are not a commercial-stage company, we did not have any revenue during the periods presented, other than revenue associated with grants. Consequently, we do not consider net loss as a performance measure for our executive compensation program.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth information about beneficial ownership of our Common Stock as of October 19 2023 (unless otherwise noted) by (i) each shareholder that has indicated in public filings that the shareholder beneficially owns more than five percent of the Common Stock, (ii) each of the Company’s directors and named officers and (iii) all directors and officers as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person’s family sharing the same household, had, to our knowledge, sole voting and investment power with respect to the shares listed next to the person’s name.

Name and address(1)	Number of shares beneficially owned	Percentage of ownership (2)
Directors and officers
Charles L. Pope (3)	43,702	1.7%
Dr. Frederick W. Telling (4)	66,744	2.6%
Robert C. Koski (5)	71,316	2.7%
Dr. Alan Dunton (6)	44,254	1.7%
Kimberly Murphy (7)	41,897	1.6%
Bruce Cassidy (8)	359,728	13.6%
John Gandolfo (9)	5,102	*
Janet Huffman (10)	17,800	*
(All Directors and officers as a group 8 persons)	650,441	24.6%

5% shareholder
Joseph Hernandez (11)	153,334	6.0%

*	Beneficial ownership percentage is less than 1%.

(1)	Except as indicated, the address of the person named in the table is c/o Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634.

(2)	In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after September 30, 2023 are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Common Stock held by them. Applicable percentage ownership is based on 2,539,385 shares of the Common Stock outstanding as of October 19, 2023. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(3)	Includes: (i) 18,227 shares able to be acquired pursuant to stock options and (ii) 25,000 restricted shares granted on August 4, 2023 (of which 5,000 are subject to vesting).

(4)	Includes: (i) 19,785 shares able to be acquired pursuant to stock options, (ii) 2,501 shares able to be acquired upon the exercise of warrants and (iii) 25,000 restricted shares (of which 5,000 are subject to vesting).

(5)	The share amounts include: (i) 18,367 shares held by the Koski Family Limited Partnership (“KFLP”) of which Mr. Koski is a general partner; (ii) 5,000 shares able to be acquired by the KFLP upon conversion of Series B Convertible Preferred Stock; (iii) 4,033 shares able to be acquired by the KFLP upon exercise of warrants; (iv) 2,940 shares owned directly by Mr. Koski; (v) 18,227 shares able to be acquired pursuant to stock options and (vi) 25,000 restricted shares granted on August 4, 2023 (of which 5,000 are subject to vesting).

(6)	Includes: (i) 18,227 shares able to be acquired pursuant to stock options, (ii) 334 shares able to be acquired upon the exercise of warrants and (iii) 25,000 restricted shares granted on August 4, 2023 (of which 5,000 are subject to vesting).

(7)	Includes: (i) 14,229 shares able to be acquired upon the exercise of stock options and (ii) 25,000 shares granted on August 4, 2023 (of which 5,000 are subject to vesting).

(8)	Includes 5,102 shares able to be acquired upon the exercise of stock options. Excel Family Partners, LLLP (“Excel”) acquired 354,728 shares in a private placement on August 4, 2023. Fortress Holdings, LLC (“Fortress”) serves as manager for Excel and Mr. Cassidy serves as a manager for Fortress.

(9)	Represents shares able to be acquired upon the exercise of stock options.

(10)	Includes: (i) 2,800 shares able to be acquired upon the exercise of stock options and (i) 15,000 shares granted on August 4, 2023 (of which 5,000 are subject to vesting).

(11)	Based upon information provided by Mr. Hernandez in his Schedule 13D filing with the SEC on January 26, 2021, Mr. Hernandez is the beneficial owner of 153,334 shares of Common Stock issuable upon exercise of warrants that became exercisable on May 1, 2021 and are exercisable at an exercise price of $75.00 per share.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, Director, nominee for Director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

The Audit Committee of the Board of Directors (or, to the extent applicable, our disinterested directors) is responsible for reviewing all transactions between the Company and any officer or Director of the Company or any entity in which an officer of Director has a material interest. Any such transactions must be on terms no less favorable than those that could be obtained on an arms-length basis from independent third parties.

Financing Transactions

Stock Purchase Agreement-Acquisition of Noachis Terra Inc.

On May 1, 2020, we entered into a Stock Purchase Agreement with Mr. Joseph Hernandez, the sole shareholder of Noachis Terra, pursuant to which we acquired one hundred percent (100%) of the total issued and outstanding common stock of Noachis Terra (the “NT Purchase”). In exchange, Mr. Hernandez, received the following: (i) cash consideration equal to $1,925,000, of which approximately $500,000 was applied to extinguish Noachis Terra’s pre-transaction liabilities (a portion of which were due to Mr. Hernandez); (ii) 153,334 restricted shares of our Common Stock; and (iii) warrants to purchase 153,334 shares of our Common Stock, which warrants carry an exercise price of $75.00 per share, a five-year term, and are currently exercisable.

In addition to the above consideration, Mr. Hernandez was entitled to receive contingent consideration based upon the exercise of certain of our outstanding warrants as follows: (i) twenty percent (20%) of the cash proceeds received by the Company upon exercise of the Company’s warrants carrying an exercise price of $45.00 and $54.00; and (ii) forty-five percent (45%) of the cash proceeds received by the Company upon exercise of the Company’s warrants carrying an exercise price of $60.00, in each case, for so long as the warrants remain outstanding. The warrants with an exercise price of $45.00 expired on May 14, 2020 pursuant to their terms.

Pursuant to the Stock Purchase Agreement, within thirty (30) days of the closing, we filed with the Securities and Exchange Commission a registration statement covering the 153,334 shares of the Company’s Common Stock and the warrants to purchase 153,334 shares of the Company’s Common Stock, which was filed on May 29, 2020 and declared effective on June 30, 2020.

Indemnification

The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Bylaws, the Company is required to indemnify its directors and officers to the full extent provided by law then in effect.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and Directors and any persons who beneficially own more than ten percent of the Company’s Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission Officers, Directors and beneficial owners of more than ten percent of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms furnished to the Company and written representations from the executive officers, Directors and holders of ten percent or more of the Company’s Common Stock, the Company believes, all person’s subject to the reporting requirements with regard to the Common Stock complied with the applicable filing requirements during 2022.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Oragenics shareholders will be “householding” the Company’s Proxy Materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634, Attention: Corporate Secretary. Shareholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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OTHER MATTERS

Interim Corporate Mailings

In accordance with National Instrument 54-101 of the Canadian Securities Administrators, registered and beneficial shareholders of the Company may elect annually to receive interim corporate mailings, including interim financial statements of the Company, if they so request at the address below.

Availability of Annual Report on Form 10-K

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for 2022 Shareholders who would like additional copies of the Annual Report on Form 10-K should direct their requests in writing to:

Oragenics, Inc.

4902 Eisenhower Blvd., Suite 125

Tampa, Florida 33634

Attention: Janet Huffman, Secretary.

Miscellaneous

Management does not know of any matters to be brought before the Annual Meeting of Shareholders other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting of Shareholders, the persons designated as proxies will vote in accordance with their best judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Janet Huffman
Tampa, Florida	JANET HUFFMAN
October 30, 2023	Secretary

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APPENDIX A

ARTICLES OF AMENDMENT TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

ORAGENICS, INC.

Document Number P96000091949)

Oragenics, Inc. (the “Corporation”), does hereby certify that the Corporation’s Articles of Incorporation originally filed with the Florida Department of State on November 6, 1996, as amended and restated on May 8, 2002, as further amended by those certain amendments filed October 28, 2009, September 22, 2010, August 30, 2011, June 2, 2014, January 10, 2017, May 8, 2017, November 8, 2017, December 5, 2017, December 29, 2017, January 16, 2018, June 22, 2018, July 13, 2018, February 25, 2022 and December 22, 2022 are hereby further amended pursuant to Section 607.1006 of the Florida Business Corporation Act of the State of Florida.

The Corporation does hereby further certify that this amendment was each duly adopted by the Corporation’s Board of Directors and by the shareholders of the Corporation in accordance with the applicable provisions of Section 607.0725 of the Florida Business Corporation Act of the State of Florida. The Corporation’s Board of Directors adopted the amendment to Article II on September 21, 2022 and recommended that this amendment be adopted by the Corporation’s shareholders. The amendments were adopted by the shareholders on December 14, 2023 and the number of votes cast for the amendments by the shareholders were sufficient for approval. This amendment shall become effective on [December 14, 2023 at 5:00 p.m.].

The Amended and Restated Articles of Incorporation of the Corporation, as amended, are amended as follows:

The first paragraph of Article II of the Amended and Restated Articles of Incorporation, as amended, shall be deleted in its entirety and replaced with the following:

“Capital Stock: The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is 400,000,000 shares, consisting of (i) 350,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and (ii) 50,000,000 shares of preferred stock, no par value (“Preferred Stock”).”

The remainder of the Amended and Restated Articles of Incorporation, as amended, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned, being the Chief Financial Officer, Secretary and Treasurer of the Corporation, has executed these Articles of Amendment this 14th day of December 2023.

Janet Huffman, Chief Financial Officer,
Secretary and Treasurer

A-1

APPENDIX B

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

ORAGENICS, INC.

CERTIFICATE OF DESIGNATION AND RIGHTS OF

SERIES F CONVERTIBLE PREFERRED STOCK

Pursuant to Section 607.0602 of the Florida Business Corporation Act

Oragenics, Inc., a corporation organized and existing under the laws of the State of Florida (the “Corporation”), does hereby certify:

FIRST: That pursuant to authority conferred upon the Board of the Corporation (the “Board”) by the Articles of Incorporation of the Corporation, as amended (the “Articles of Incorporation”), and Sections 607.0602, 607.1002 and 607.1006 of the Florida Business Corporation Act (the “FBCA”), the Board adopted the following resolutions on August 25, 2023, authorizing a new series of the Corporation’s previously authorized Preferred Stock, no par value, designated as Series F Convertible Preferred Stock. Shareholder action was not required.

SECOND: The Series F Convertible Preferred Stock shall have the designation, number of shares, rights, qualifications, limitations and other terms and conditions as described herein.

THIRD: The Corporation is authorized to issue 50,000,000 shares of preferred stock, of which (1) 5,417,000 shares of Series A Preferred Stock, no par value (the “Series A Preferred Stock”), have been designated, issued and outstanding, (1) 4,050,000 shares of Series B Preferred Stock, no par value (the “Series B Preferred Stock”), have been designated, issued and outstanding, and (3) 404,728 shares of Series E Mirroring Preferred Stock, no par value (the “Series E Preferred Stock”), have been designated, issued and outstanding.

FOURTH: The Corporation entered into an Asset Purchase Agreement with Odyssey Health, Inc. f/k/a Odyssey Group International, Inc., a Nevada corporation, dated as of October 4, 2023 (the “Purchase Agreement”), pursuant to which it agreed to issue 8,000,000 shares of Series F Convertible Preferred Stock to Odyssey.

FIFTH: The following resolutions were duly adopted by the Board of the Corporation:

WHEREAS, the Amended and Restated Articles of Incorporation of the Corporation as amended provide for a class of its authorized stock known as preferred stock, consisting of 50,000,000 shares, no par value, issuable from time to time in one or more series;

WHEREAS, the Board is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of 8,000,000 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock pursuant to these Articles of Amendment (the “Certificate of Designation”) to the Corporation’s Articles of Incorporation as follows:

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with (as such terms are used in and construed under Rule 144 under the Securities Act of 1933), a Person. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

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“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service mutually acceptable to and hereafter designated by Holders of a majority of the then-outstanding Series F Preferred Stock and the Corporation), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of the Corporation.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value of $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Condition” means the occurrence of shareholder approval of the Conversion Proposal, and with respect to any shares that would exceed the Corporation’s authorized share cap only, of any related amendments to the Articles of Incorporation necessary to authorize sufficient shares of Common Stock to allow such shares to be issued (“Shareholder Approval”).

“Conversion Proposal” means the proposal recommended by the Board of the Corporation that the shareholders of the Corporation vote to approve the conversion of the Series F Preferred issued pursuant to the Purchase Agreement into shares of Common Stock in accordance with Sections 712 and 713 of the NYSE American Listed Company Manual.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series F Preferred Stock immediately following the satisfaction of the Conversion Condition or the Subsequent Conversion Condition, as applicable, in accordance with the terms hereof.

“Dividend Date” means the date that is six (6) months following the Closing Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means any holder of Series F Preferred Stock.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Subsequent Conversion Condition” means the occurrence of all of the following: (i) the Corporation shall have applied for and been approved for initial listing on the NYSE American or another national securities exchange or shall have been delisted from the NYSE American, , and (ii) if, and only if, required by the rules of the NYSE American, the Corporation’s shareholders shall have approved any change of control that could be deemed to occur upon the conversion of the Series F Preferred Stock into Common Stock, based on the fact and circumstances existing at such time.

“Trading Day” means a day on which the principal Trading Market is open for business.

B-2

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

Section 2. Designation, Amount and Par Value; Assignment.

(a) The series of preferred stock designated by this Certificate of Designation shall be designated as the Corporation’s Series F Convertible Preferred Stock (the “Series F Preferred Stock”) and the number of shares so designated shall be Eight Million (8,000,000). The Series F Preferred Stock shall have no par value per share.

(b) The Corporation shall maintain a register of shares of the Series F Preferred Stock, upon records to be maintained by the Corporation for that purpose (the “Series F Preferred Stock Register”), in the name of the Holders thereof from time to time, including the name, address, electronic mail address and facsimile number of each such Holder. The Corporation may deem and treat the registered Holder of shares of Series F Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. Shares of Series F Preferred Stock may be issued solely in book entry form. The Corporation shall register the transfer of any shares of Series F Preferred Stock in the Series F Preferred Stock Register within three Business Days of the receipt of a written request therefor from the registered Holder thereof. The provisions of this Certificate of Designation are intended to be for the benefit of all Holders from time to time and shall be enforceable by any such Holder.

Section 3. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series F Preferred Stock (on an as-if-converted-to-Common-Stock basis) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in this Section 3, no other dividends shall be paid on shares of Series F Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

Section 4. Voting Rights; Amendments.

(a) Except as otherwise provided herein or as otherwise required by the FBCA, the Series F Preferred Stock shall have no voting rights. However, as long as any shares of Series F Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series F Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series F Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Articles of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series F Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise, (ii) issue further shares of Series F Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series F Preferred Stock, (iii) prior to the occurrence of both the Conversion Condition and the Subsequent Conversion Condition, consummate either: (A) any Fundamental Transaction (as defined below) or (B) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the shareholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction,(iv) designate any Preferred Stock creating a senior security to the Series F Preferred Stock; or (v)enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series F Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders may not vote such shares upon the proposal for Shareholder Approval in accordance with Sections 710, 712 and 713 of the NYSE American LLC Company Guide.

(b) Any vote required or permitted under Section 4(a) may be taken at a meeting of the Holders of the Series F Preferred Stock or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series F Preferred Stock, unless a higher percentage is required by the FBCA, in which case the written consent of the Holders of not less than such higher percentage shall be required.

B-3

Section 5. Rank; Liquidation.

(a) The Series F Preferred Stock shall rank: (i) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to the Series F Preferred Stock (“Junior Securities”); (ii) on parity with the Common Stock and any other class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Series F Preferred Stock (the “Parity Securities”); and (iii) junior to the Series A Preferred Stock, Series B Preferred Stock, Series E Mirroring Preferred Stock and any other class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to the Series F Preferred Stock (“Senior Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily (all such distributions being referred to collectively as “Distributions”).

(b) Subject to the prior and superior rights of the holders of any Senior Securities of the Corporation, upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive, in preference to any Distributions of any of the assets or surplus funds of the Corporation to the holders of the Junior Securities, and pari passu with any Distribution to the holders of the Parity Securities, an equivalent amount of Distributions as would be paid on the Common Stock underlying the Series F Preferred Stock, determined on an as-converted basis, plus an additional amount equal to any dividends declared but unpaid on such shares, before any payments shall be made or any assets distributed to holders of any class of Junior Securities. If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series F Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to the Holders and holders of Parity Securities in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. A Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

Section 6. Conversion.

(a) Automatic Conversion. The shares of Series F Preferred Stock shall be converted into shares of Common Stock as follows:

i. Automatic Conversion upon Conversion Conditions. At any time after the effective as of 5:00 p.m. (New York City time) on the second Business Day (the “Conversion Date”) after the date of the Conversion Condition, each such share of Series F Preferred Stock shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (the “Initial Automatic Conversion”); provided, however, that the maximum number of shares of Common Stock issued in connection with Initial Automatic Conversions shall not exceed 19.9% (the “Change of Control Limit”) of the total number of shares of the Corporation’s Common Stock outstanding on October 4, 2023, including all shares issued in the Initial Automatic Conversions and any other shares of Common Stock issued by the Corporation, including pursuant to any equity financings. If the number of shares of Common Stock to be issued in the Initial Automatic Conversions exceeds the Change of Control Limit, then each Holder of Series F Preferred Stock shall have the number of shares to be issued to it, him or her reduced proportionately, based on the ratio of the total number of shares of Common Stock that would have been issued to such shareholder to the total number of shares of Common Stock that would have been issued to all such shareholders, subject to any applicable Beneficial Ownership Limitation, such that the Change of Control Limit is not exceeded. To effect the Initial Automatic Conversion, each Holder will deliver a Notice of Conversion to the Corporation in the form attached hereto. No fractional shares of Common Stock will be issued, and any fractions will be rounded down to the nearest whole share of Common Stock. Any share of Series F Preferred Stock that does not convert to Common Stock in the Initial Automatic Conversions will remain issued as Series F Preferred Stock and will automatically convert (a “Subsequent Automatic Conversion”) to a number of shares of Common Stock equal to one multiplied by the Conversion Ratio effective as of 5:00 p.m. (New York City time) on the second Business Day (the “Subsequent Conversion Date”) after the date the Subsequent Conversion Condition is satisfied. Unless converted to Common Stock in connection with an Initial Automatic Conversion or a Subsequent Automatic Conversion, the shares of Series F Preferred Stock shall not be convertible into Common Stock. The shares of Common Stock issued upon the Initial Automatic Conversion or upon the Subsequent Automatic Conversion are referred to as the “Conversion Shares” and shares of Series F Preferred Stock that are converted in the Initial Automatic Conversion or in the Subsequent Automatic Conversion are referred to as the “Converted Stock”. The Conversion Shares shall be issued as follows:

1. Converted Stock shall be automatically cancelled upon the Conversion Date or the Subsequent Conversion Date, as applicable, and converted into the corresponding Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders.

2. Notwithstanding the cancellation of the Converted Stock as described above, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

B-4

(b) Conversion Ratio. The “Conversion Ratio” for each share of Series F Preferred Stock shall initially be 1 share of Common Stock issuable upon the conversion of each share of Series F Preferred Stock (corresponding to a ratio of 1:1), subject to adjustment as provided herein.

(c) Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series F Preferred Stock in an Initial Automatic Conversion, and a Holder shall not have the right to convert any portion of the Series F Preferred Stock in an Initial Automatic Conversion, to the extent that, after giving effect to an attempted conversion set forth on an applicable Notice of Conversion, such Holder (together with any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series F Preferred Stock subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series F Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within three (3) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series F Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at the discretion of the Holder, as communicated in writing to the Corporation, between 4.9% and 19.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Conversion (to the extent permitted pursuant to this section). If no such writing is provided by a Holder to the Corporation prior to the Closing Date, the Beneficial Ownership Limitation for such Holder shall be 19.9%. Any Holder may lower such Holder’s Beneficial Ownership Limitation at any time prior to the satisfaction of the Conversion Condition by providing written notice to the Corporation.

(d) Mechanics of Conversion

i. Delivery of Certificate or Electronic Issuance Upon Conversion. Unless otherwise requested by the Holder, the Conversion Shares shall be issued in book entry form.

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ii. Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series F Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares.

iii. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of outstanding shares of Series F Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series F Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series F Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

iv. Limitation on Conversion. In the event that shares of Series F Preferred Stock are automatically converted into Conversion Shares pursuant to Section 6(a), and the number of shares of Common Stock into which the shares of Series F Preferred Stock would be converted upon such conversion pursuant to this Certificate of Designation would exceed either the maximum number of unissued and otherwise unreserved shares of Common Stock which the Corporation may issue under the Articles of Incorporation at any given time but for this Section 6(d)(iv), then each Holder of Series F Preferred Stock as of the Conversion Date or Subsequent Conversion Date, as applicable, shall automatically convert only that number of shares of Series F Preferred Stock equal to (x) the aggregate number of shares of Series F Preferred Stock held by such Holder multiplied by (y) the quotient of (a) divided by (b), where (a) is the number of shares of Common Stock authorized but unissued and unreserved shares available for issuance and (b) is the number of shares of Common Stock underlying all outstanding shares of Series F Preferred Stock.

v. Transfer Taxes. The issuance of shares of the Common Stock upon conversion of the Series F Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Shares upon conversion in a name other than that of the registered Holder(s) of such shares of Series F Preferred Stock, and the Corporation shall not be required to issue or deliver such Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(e) Status as Shareholder. Upon the Automatic Conversion and the Subsequent Automatic Conversion, (i) the shares of Series F Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series F Preferred Stock shall cease and terminate, excepting only the right to receive book entry statements for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series F Preferred Stock. In no event shall the Series F Preferred Stock convert into any shares of Common Stock prior to the Shareholder Approval.

Section 7. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Series F Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series F Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

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(b) Fundamental Transaction. If, at any time while this Series F Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme or arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7(a) above) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series F Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then each Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series F Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(b) and insuring that this Series F Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close, which notice shall not contain any material, nonpublic information relating to the Corporation and/or any of its subsidiaries.

(c) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

Section 8. Redemption. Except as set forth herein, the shares of Series F Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law.

Section 9. Transfer. A Holder may transfer such shares of Series F Preferred Stock in whole, or in part, together with the accompanying rights set forth herein, held by such holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws and Purchase Agreement. The Purchase Agreement prohibits the transfer of the Series F Preferred Stock for 180 days following the closing of the transactions contemplated by the Purchase Agreement. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series F Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9.

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Section 10. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder shall be in writing and delivered personally, via email or sent by a nationally recognized overnight courier service, addressed to the Corporation, at:

Oragenics, Inc.

4902 Eisenhower Blvd., Suite 125

Tampa, FL 33634

Attention to Kim Murphy, Chief Executive Officer

Email: kmurphy@oragenics.com

With a copy to:

Mark Catchur

101 East Kennedy Blvd., Suite 2800

Tampa, 33602

Email: mcatchur@shumaker.com

(or such other email address or mailing address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section.) Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by email at the email address of such Holder appearing on the books of the Corporation, or if no such email address appears on the books of the Corporation, sent by a nationally recognized overnight courier service addressed to each Holder, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series F Preferred Stock granted hereunder may be waived as to all shares of Series F Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series F Preferred Stock then outstanding, unless a higher percentage is required by the FBCA, in which case the written consent of the Holders of not less than such higher percentage shall be required.

(c) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(d) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(e) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(f) Status of Converted Series F Preferred Stock. If any shares of Series F Preferred Stock shall be converted, repurchased, redeemed or otherwise acquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series F Preferred Stock.

********************

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IN WITNESS WHEREOF, the undersigned has executed and subscribed these Articles of Amendment on this ____ day of ________________, 2023.

ORAGENICS, INC.

By:
Name:	Kimberly Murphy
Title:	President and Chief Executive Officer

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ANNEX A NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series F Convertible Preferred Stock indicated below, [represented by stock certificate No(s).][represented in book-entry form] (the “Series F Convertible Preferred Stock Certificates”), into shares of common stock, par value $0.001 per share (the “Common Stock”), of Oragenics, Inc. (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Amendment to the Articles of Incorporation (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Florida on [____________], 2023.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, the “Attribution Parties”)), including the number of shares of Common Stock issuable upon conversion of the Series F Convertible Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series F Convertible Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6(c) of the Certificate of Designation, is [  ]. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

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Conversion calculations:

Date to Effect Conversion:

Number of Shares of Series F Convertible Preferred Stock Owned Prior to Conversion:

Number of Shares of Series F Preferred Stock to be Converted:

Address for Delivery of Physical Certificates:

Or

for DWAC Delivery:

DWAC	Instructions: __________________________

Broker No:____________________________

Account No:__________________________

[HOLDER]

By:
Name:
Title:
Date:

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APPENDIX C

2021 EQUITY INCENTIVE PLAN

ORAGENICS, INC.

2021 EQUITY INCENTIVE PLAN

1. GENERAL.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date. The Plan will come into existence on the Adoption Date. No Award may be granted under the Plan prior to the Adoption Date. Any Award granted prior to the Effective Date is contingent upon timely receipt of shareholder approval to the extent required under applicable tax, securities and regulatory rules, and satisfaction of any other compliance requirements.

(d) Successor to and Continuation of Prior Plans. The Plan is the successor to and continuation of the Company’s 2012 Equity Incentive Plan, as amended from time to time. As of the Effective Date, (i) no additional awards may be granted under the 2012 Equity Incentive Plan; (ii) the Prior Plans’ Available Reserve plus any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the 2012 Equity Incentive Plan will remain subject to the terms of the 2012 Equity Incentive Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.

2. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(d) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of (i) 10,000,000 new shares, plus (ii) the Prior Plans’ Available Reserve; plus, (iii) the number of Returning Shares, if any, as such shares become available from time to time.

(b) Fungible Share Counting. Subject to adjustment in accordance with Section 2(d), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (i) one share for each share of Common Stock issued pursuant to an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the grant date (each, an “Appreciation Award”); and (ii) 1.20 shares for each share of Common Stock issued pursuant to any Award (other than an Appreciation Award) (each, a “Full Value Award”).

(c) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 10,000,000 shares.

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(d) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise or strike price of an Appreciation Award; (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Appreciation Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise or strike price of an Appreciation Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Appreciation Award. For each share subject to a Full Value Award that is added back to the Share Reserve pursuant to this subsection, the number of shares of Common Stock available for issuance under the Plan will increase by 1.20 shares.

(iv) Shares Not Available For Subsequent Issuance. Any shares of Common Stock reacquired or withheld (or not issued) by the Company to satisfy the purchase price of a Full Value Award will no longer be available for issuance under the Plan, including any shares subject to a Full Value Award that are not delivered to a Participant because such Full Value Award is settled through a reduction of shares subject to such Full Value Award. In addition, any shares reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a Full Value Award, or any shares repurchased by the Company on the open market with the proceeds from the purchase price of a Full Value Award will no longer be available for issuance under the Plan.

3. ELIGIBILITY AND LIMITATIONS.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Shareholders. A Ten Percent Shareholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of [five] years from the date of grant of such Option.

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(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(c).

(d) Non-Employee Director Compensation Limit. The aggregate value of all Awards granted to any individual for service as a Non-Employee Director with respect to any calendar year will not exceed (i) $300,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

4. OPTIONS.

Each Option will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. The terms and conditions of separate Options need not be identical; provided, however, that each Option Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Shareholders, no Option will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Shareholders, the exercise or strike price of each Option will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

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(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Transferability. Options may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options will apply, provided that except as explicitly provided herein, no Option may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option may be transferred pursuant to a domestic relations order.

(e) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options will cease upon termination of the Participant’s Continuous Service.

(f) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(g) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(h), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Options to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

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(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(h) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(i) Whole Shares. Options may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. STOCK APPRECIATION RIGHTS.

Each SAR will have such terms and conditions as determined by the Board. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate SARs need not be identical; provided, however, that each SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Shareholders, no SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Shareholders, the exercise or strike price of each SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award.

(c) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(d) Transferability. SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of SARs will apply, provided that except as explicitly provided herein, no SAR may be transferred for consideration:

(i) Restrictions on Transfer. An SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

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(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an SAR may be transferred pursuant to a domestic relations order.

(e) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an r SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of SARs will cease upon termination of the Participant’s Continuous Service.

(f) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(g) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 5(h), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her SARs to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 5(a) above):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(h) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 5(a)).

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(i) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

6. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a) Restricted Stock Awards. Each Restricted Stock Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a shareholder of the Company with respect to any shares subject to a Restricted Stock Award.

(ii) Consideration. A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement.

(v) Dividends. Dividends may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award, as determined by the Board and specified in the Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

(b) Restricted Stock Unit Awards. Each RSU Award will have such terms and conditions as determined by the Board; provided, however, that each RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award. A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a shareholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

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(ii) Consideration. Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of an RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividend Equivalents. Dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a RSU Award, as determined by the Board and specified in the Award Agreement; provided, however, that (i) no dividend equivalents may be paid with respect to any such shares subject to an RSU Award before the date such shares have vested under the terms of such Award Agreement, (ii) any dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such RSU Award and the covered shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividend equivalents that are credited with respect to any such shares subject to an RSU Award will be forfeited to the Company on the date, if any, such RSU Award is forfeited to by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(c) Time and Performance Vesting. The Committee, in its sole discretion, may impose such restrictions on the vesting of the Participant’s Restricted Stock Award or Restricted Stock Units as it may deem advisable or appropriate, in accordance with this Section 6(c).

(i) Service Vesting. The Committee may condition the vesting of a Participant’s Restricted Stock Award or Restricted Stock Units upon the Participant’s continued performance of services for the Company through a specified vesting date or dates. If the Participant’s Continuous Service terminates before such vesting date, the relevant Restricted Stock Award and/or Restricted Stock Units shall be forfeited, except as may otherwise be provided in the Award Agreement.

(ii) Performance Vesting. Alternatively, the Committee may, in its discretion, condition the vesting of all or a portion of the Participant’s Restricted Stock Award or Restricted Stock Units upon completion of based upon the achievement of specific Performance Goals (Company-wide, divisional, or individual) or any other basis determined by the Committee in its discretion

(d) Performance Awards. With respect to any RSU Award or other Award designated as a Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

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(e) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

7. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.

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(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Shareholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a shareholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

8. ADMINISTRATION.

(a) Administration by Compensation Committee. The Compensation Committee of the Board will administer the Plan unless and until the Board delegates administration of the Plan to a different Committee or Committees of the Board.

(b) Powers of Committee. The Committee will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; and (6) the Fair Market Value applicable to an Award.

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(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board or Committee discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(viii) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan, and Committee approval will not be necessary for immaterial modifications to any Award Agreement, deemed necessary or desirable to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(c) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Committee’s Decision. All determinations, interpretations and constructions made by the Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise price or strike price of any outstanding Options or SARs under the Plan, or (ii) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value in exchange for cash or other Awards under the Plan, unless the shareholders of the Company have approved such an action within twelve months prior to such an event.

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(f) Delegation to an Officer. The Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value of shares of the Common Stock.

9. TAX WITHHOLDING

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the grant, exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

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10. MISCELLANEOUS.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board or the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Shareholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

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(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(n) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Florida without regard to conflict of law principles that would result in any application of any law other than the law of the State of Florida.

11. COVENANTS OF THE COMPANY. COMPLIANCE WITH LAW.

The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

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12. SEVERABILITY.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. AMENDMENT OF TERMINATION OF THE PLAN.

(a) Termination. The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the Adoption Date, or (ii) the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Amendment. The Board, in its sole discretion, may amend the Plan in any respect the Board deems necessary or advisable; provided, however, that shareholder approval will be required for any amendment to the extent required by Applicable Law.

(c) Effect on Prior Awards. No Participant’s rights under any Award granted before the amendment or termination of the Plan will be Materially Impaired by any amendment, suspension, or termination of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing, provided that such consent shall not be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension or termination: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 7(c), is in the best interests of the Company or its shareholders.

14. DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

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(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the commission of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), including theft or destruction of property of the Company or a subsidiary, or any other act or practice which the Committee shall, in good faith, deem to have resulted in the recipient’s becoming unbondable under the Company or any subsidiary’s fidelity bond; (ii) the willful engaging in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company or any subsidiary, monetarily or otherwise, including, but not limited to, improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company or any subsidiaries and competing with the Company or any subsidiaries, or soliciting employees, consultants or customers of the Company or any subsidiaries in violation of law or any employment or other agreement to which the recipient is a party; (iii) the continued failure or habitual neglect by a person who is a Participant to perform his or her duties with the Company or any subsidiary; or (iv) other disregard of rules or policies of the Company or any subsidiary, or conduct evidencing willful or wanton disregard of the interests of the Company or any subsidiary.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Oragenics, Inc., a Florida corporation.

(n) “Compensation Committee” means the Compensation Committee of the Board.

(o) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(p) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

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(q) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events, provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant under Section 409A of the Code in connection with an Award, such transaction or series of transactions, also constitutes a Section 409A Change in Control:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(r) “Director” means a member of the Board.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u) “Effective Date” means the date of the annual meeting of shareholders of the Company held in 2021 provided this Plan is approved by the Company’s shareholders at such meeting.

(v) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(w) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(x) “Entity” means a corporation, partnership, limited liability company or other entity.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

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(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(aa) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(bb) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(cc) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(dd) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(ee) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(ff) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(gg) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(hh) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ii) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

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(jj) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(kk) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(e).

(ll) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(mm) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(nn) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(oo) “Performance Award” means a Restricted Stock Unit Award or other Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5 pursuant to such terms as are approved by the Board or the Committee. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Committee may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(pp) “Performance Criteria” means the one or more criteria that the Board or Committee will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board or Committee.

(qq) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body. In addition, the Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

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(rr) “Performance Period” means the period of time selected by the Committee or the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee or the Board.

(ss) “Plan” means this Oragenics, Inc. 2021 Equity Incentive Plan.

(tt) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(uu) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(g) or Section 5(g), as applicable.

(vv) “Prior Plan Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of the date immediately prior to the Effective Date.

(ww) “Prior Plan” mean the Oragenics, Inc. 2012 Equity Incentive Plan, as amended from time to time.

(xx) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(yy) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(zz) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.

(aaa) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(bbb) “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(ccc) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ddd) “Rule 405” means Rule 405 promulgated under the Securities Act.

(eee) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(fff) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

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(ggg) “Securities Act” means the Securities Act of 1933, as amended.

(hhh) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(iii) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(jjj) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(kkk) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(lll) “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(mmm) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

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APPENDIX D

AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

AMENDMENT TO

ORAGENICS, INC.

2021 EQUITY INCENTIVE PLAN

This Amendment to the 2021 Equity Incentive Plan (the “2021 Incentive Plan”) is made pursuant to Section 13 of the 2021 Incentive Plan.

Recitals:

WHEREAS, the 2021 Incentive Plan was adopted by the Company and approved by the shareholders on February 25, 2022; and

WHEREAS, 10,000,000 shares were originally authorized to be issued under the 2021 Incentive Plan;

WHEREAS, the Company effected a 1-for-60 reverse split of the Company’s authorized shares of common stock and issued and outstanding shares of common stock, including shares under the 2021 Incentive Plan, with an effective date of January 20, 2023 (the “Reverse Stock Split”);

WHEREAS, after the Reverse Stock Split, the shares available for issuance under the Plan was 166,667 shares of common stock;

WHEREAS, the Board of Directors believes it would be in the best interest of the Company and its shareholders to increase the authorized shares available under the 2021 Incentive Plan by 1,000,000 shares.

NOW THEREFORE, Section 2(a) titled “Share reserve” and Section 2(c) titled “Aggregate Incentive Stock Option Limit” respectively, are hereby amended and restated as follows:

(a)	Share Reserve. Subject to adjustment in accordance with Section 2(d) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of (i) 1,166,167 new shares, plus (ii) the Prior Plan’s Available Reserve; plus, (iii) the number of Returning Shares, if any, as such shares become available from time to time.

(c)	Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 1,166,667 shares.

All other terms and conditions of the 2021 Incentive Plan not otherwise modified hereby shall remain in full force and effect. The Amendment was approved by the Board of Directors on September 28, 2023 and submitted to the Company’s shareholders for approval in connection with the Company’s Annual Meeting of Shareholders on December 14, 2023.

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APPENDIX E

PROXY CARD

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

ORAGENICS, INC.

TO BE HELD AT THE offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602 ON December 14, 2023,

AT 9:00 A.M., EASTERN TIME.

The undersigned shareholder of Oragenics, Inc.(the “Company”), Tampa, Florida, hereby constitutes and appoints Kimberly Murphy with full power of substitution or in the place of the foregoing, Janet Huffman as Proxy holder, for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Annual Meeting”) or at any adjournments thereof , upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting and Proxy Statement (collectively, the “Proxy Materials”), both dated October 30, 2023 the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any shareholder proposals not submitted to the Company for a vote of the shareholders at the Annual Meeting within a reasonable time prior to the mailing of the Proxy Materials, as well as on the election of any person as a Director if a Director nominee named in Proposal 1 is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of the Directors listed on the reverse side and FOR Proposals 2, 3, 4, 5, 6 and 7.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORAGENICS, INC. AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE. The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Annual Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Annual Meeting, by submitting a later-dated Proxy, or by attending the Annual Meeting in person and casting a ballot. The undersigned hereby revokes any Proxy previously given to vote such shares at the Annual Meeting.

Further information about the Annual Meeting and how to vote are contained in the Proxy Statement in the section titled “Questions and Answers about the Proxy Materials and Voting.”

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held on December 14, 2023. The Notice of

Meeting, Proxy Statement, Annual Report and Proxy Card are Available at:

https://www.cstproxy.com/oragenics/2023

E-1

PROXY

A.	PROPOSALS – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals II, III, IV,V, VI and VII.

Proposal 1: Election of Directors. On the proposal to elect the following Directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

Charles L. Pope	For ☐	Withhold Authority ☐
Robert C. Koski	For ☐	Withhold Authority ☐
Dr. Frederick W. Telling	For ☐	Withhold Authority ☐
Dr. Alan Dunton	For ☐	Withhold Authority ☐
Kimberly M. Murphy	For ☐	Withhold Authority ☐
John Gandolfo	For ☐	Withhold Authority ☐
Bruce Cassidy	For ☐	Withhold Authority ☐

Proposal 2: Advisory vote on executive compensation.

☐ For	☐ Against	☐ Abstain

Proposal 3: Approval of the adoption of an amendment to Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 4,166,666 shares to 350,000,000 shares.

☐ For	☐ Against	☐ Abstain

Proposal 4: Approval of the adjournment of the Annual Meeting in the event that the number of shares of Common Stock and Series E Mirroring Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient.

☐ For	☐ Against	☐ Abstain

Proposal 5: To approve, in accordance with NYSE American Company Guide Section 712(b), the issuance of the Common Stock upon conversion of the Company’s Series F Preferred Stock, which shares of Series F Convertible Stock issuable upon the closing of the Asset Purchase Agreement between the Company and Odyssey Health, Inc. f/k/a Odyssey Group International, Inc., a Nevada corporation, dated October 4, 2023.

☐ For	☐ Against	☐ Abstain

Proposal 6: Approval of an amendment to the Company’s 2021 Equity Incentive Plan to increase the number of common shares available for issuance under the 2021 Equity Incentive Plan from 166,667 shares of Common Stock to 1,166,667 shares of Common Stock.

☐ For	☐ Against	☐ Abstain

Proposal 7: Ratification of the selection of Cherry Bekaert LLP as the Company’s independent auditors for the year ending December 31, 2023.

☐ For	☐ Against	☐ Abstain

E-2

B. Authorized Signatures – This section must be completed for your vote to be counted. — Date and Sign Below.

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Shares Held: ______________________________________

Signature of Shareholder_____________________________

Signature of Shareholder (If held jointly) __________________

Dated:_____________________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

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